                                                                   Exhibit 10(Z)

                                                                [EXECUTION COPY]

                           ASSET PURCHASE AGREEMENT

                                    between

                         SIERRA PACIFIC POWER COMPANY,

                                   as Seller

                                      and

                        TRUCKEE MEADOWS WATER AUTHORITY

                                 as Purchaser

                         Dated as of January 15, 2001

                               TABLE OF CONTENTS
                               -----------------

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                                                                                                       Page
                                                                                                       ----
ARTICLE I DEFINITIONS AND RULES OF CONSTRUCTION..................................................         1
         1.1      Definitions and Rules of Construction..........................................         1

ARTICLE II SALE OF ASSETS AND ASSUMPTION OF LIABILITIES..........................................         1
         2.1      Asset Purchase.................................................................         1
         2.2      Assumption of Liabilities; Excluded Liabilities................................         2
         2.3      Transfer of Purchased Assets and Assumed Liabilities...........................         3
         2.4      Governmental Approvals and Consents............................................         3
         2.5      Farad Insurance Claim..........................................................         5
         2.6      Novation.......................................................................         5

ARTICLE III PURCHASE PRICE AND ADJUSTMENTS.......................................................         6
         3.1      Purchase Price.................................................................         6
         3.2      Payment of Purchase Price......................................................         6
         3.3      Allocation of Purchase Price...................................................         6
         3.4      Purchase Price Adjustments.....................................................         6

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF SELLER..............................................         8
         4.1      Corporate Existence............................................................         8
         4.2      Corporate Authority............................................................         8
         4.3      Conflicts; Required Consents...................................................         8
         4.4      Financial Statements...........................................................         9
         4.5      Absence of Certain Changes.....................................................         9
         4.6      Properties.....................................................................         9
         4.7      Contracts......................................................................        11
         4.8      Litigation.....................................................................        12
         4.9      Intellectual Property Rights...................................................        12
         4.10     Insurance......................................................................        12
         4.11     Tax Matters....................................................................        13
         4.12     Employment and Benefits........................................................        13
         4.13     Compliance with Laws...........................................................        13
         4.14     Environmental Matters..........................................................        14
         4.15     Undisclosed Liabilities........................................................        15
         4.16     Finders; Brokers...............................................................        15

ARTICLE V REPRESENTATIONS OF PURCHASER...........................................................        16
         5.1      Corporate Existence............................................................        16
         5.2      Corporate Authority............................................................        16
         5.3      Governmental Approvals and Consents............................................        17
         5.4      Funding of Expenses Prior to Closing and Break-Up Fee..........................        17
         5.5      Financial Capacity.............................................................        17
         5.6      Finders; Brokers...............................................................        17


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ARTICLE VI AGREEMENTS OF PURCHASER AND SELLER.....................................................        18
         6.1      Operation of the Water Business.................................................        18
         6.2      Investigation of Business.......................................................        19
         6.3      Commercially Reasonable Efforts; Cooperation; No Inconsistent Action............        20
         6.4      Public Disclosures..............................................................        21
         6.5      Access to Records and Personnel.................................................        21
         6.6      Employee Relations and Benefits.................................................        22
         6.7      Post-Closing Arrangements.......................................................        24
         6.8      Non-Competition.................................................................        24
         6.9      Jointly Developed Intellectual Property.........................................        24
         6.10     No Other Representations or Warranties..........................................        24
         6.11     Insurance Matters...............................................................        25
         6.12     Use of Seller's Names...........................................................        25
         6.13     Purchaser Financings............................................................        25
         6.14     Post-Closing Cooperation........................................................        26
         6.15     Risk of Loss....................................................................        27
         6.16     Condemnation....................................................................        27
         6.17     Real Property Investigation.....................................................        27
         6.18     Approval of Fees and Expenses...................................................        28
         6.19     Tax-Exempt Bonds................................................................        28
         6.20     Environmental Insurance.........................................................        29

ARTICLE VII PRELIMINARY SETTLEMENT AGREEMENT and DRAFT TRUCKEE RIVER OPERATING AGREEMENT..........        29
         7.1      Assumption of Obligations.......................................................        29
         7.2      Seller's Responsibility Until Closing...........................................        29

ARTICLE VIII CONDITIONS TO CLOSING................................................................        29
         8.1      Conditions Precedent to Obligations of Purchaser and Seller.....................        29
         8.2      Conditions Precedent to Obligation of Seller....................................        30
         8.3      Conditions Precedent to Obligation of Purchaser.................................        30

ARTICLE IX CLOSING................................................................................        31
         9.1      Closing Dates...................................................................        31
         9.2      Purchaser Obligations...........................................................        31
         9.3      Seller Obligations..............................................................        32

ARTICLE X INDEMNIFICATION.........................................................................        32
         10.1     Indemnification.................................................................        32
         10.2     Certain Limitations.............................................................        33
         10.3     Procedures for Third-Party Claims...............................................        34
         10.4     Certain Claims Procedures.......................................................        35
         10.5     Remedies Exclusive..............................................................        35
         10.6     Mitigation......................................................................        35

ARTICLE XI TERMINATION............................................................................        36
         11.1     Termination Events..............................................................        36
         11.2     Effect of Termination...........................................................        37


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ARTICLE XII MISCELLANEOUS AGREEMENTS OF THE PARTIES........................................        37
         12.1     Notices..................................................................        37
         12.2     Bulk Transfers...........................................................        38
         12.3     Severability.............................................................        38
         12.4     Further Assurances; Further Cooperation..................................        38
         12.5     Counterparts.............................................................        38
         12.6     Expenses.................................................................        39
         12.7     Non-Assignability........................................................        39
         12.8     Amendment; Waiver........................................................        39
         12.9     Specific Performance.....................................................        39
         12.10    Third Parties............................................................        39
         12.11    Governing Law............................................................        40
         12.12    Consent to Jurisdiction; Waiver of Jury Trial............................        40
         12.13    Interpretation; Absence of Presumption...................................        40
         12.14    Entire Agreement.........................................................        40
         12.15    Section Headings; Table of Contents......................................        41
         12.16    Schedules................................................................        41

WATER COMPANY VEHICLES.....................................................................         1

Annex A  Definitions

Schedule 3.3         Allocation of Purchase Price
Schedule 4.3         Conflicts;  Required Consents
Schedule 4.4         Financial Statements
Schedule 4.5         Absence of Certain Changes
Schedule 4.6(b)      Owned and Leased Properties
Schedule 4.6(c)      Water Rights
Schedule 4.7         Contracts
Schedule 4.8         Litigation
Schedule 4.9         Intellectual Property Rights
Schedule 4.12(a)     Employment & Benefits
Schedule 4.12(c)     Employment & Benefits
Schedule 4.13        Compliance with Laws
Schedule 4.14        Environmental Matters
Schedule 4.15        Undisclosed Liabilities
Schedule 6.1         Operation of Water Business
Schedule 6.7         Post Closing Arrangements
Schedule 7.1         TROA Agreement Draft
Schedule 8.1         Regulatory Authorizations
Schedule 9.3         Instruments of Conveyance

Exhibit A            Purchased Assets
Exhibit B            Knowledge Persons
Exhibit C            Certain Excluded Assets

                           ASSET PURCHASE AGREEMENT

         This Asset Purchase Agreement, dated as of January 15, 2001 (hereinafter, this "Agreement"), between Sierra Pacific Power Company, a Nevada
                    ---------
corporation ("Seller"), and TRUCKEE MEADOWS WATER AUTHORITY, a joint powers
              ------
authority ("Purchaser").
            ---------

                             W I T N E S S E T H:

         WHEREAS, Seller owns the Purchased Assets (as defined herein) and uses the Purchased Assets in the operation of a water sale and delivery business in the Reno-Sparks, Nevada area (the "Water Business"); and
                                   --------------

         WHEREAS, Purchaser desires to purchase, and Seller desires to sell and transfer to Purchaser, the Purchased Assets, and Purchaser agrees to assume certain liabilities as specified herein;

         NOW, THEREFORE, upon the terms and subject to the conditions set forth herein, the parties hereto agree as follows:

                                   ARTICLE I

                     DEFINITIONS AND RULES OF CONSTRUCTION
                     -------------------------------------

     1.1      Definitions and Rules of Construction
     ----------------------------------------------

              (a) Defined terms used in this Agreement have the meanings ascribed to them by definition in this Agreement, including in Annex A.

              (b) This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted.

              (c) Whenever the words "include", "including", or "includes" appear in this Agreement, they shall be read to be followed by the words "without limitation" or words having similar import.

                                  ARTICLE II

                 SALE OF ASSETS AND ASSUMPTION OF LIABILITIES
                 --------------------------------------------

     2.1      Asset Purchase
     -----------------------

              Upon the terms and subject to the satisfaction or waiver of the conditions set forth in this Agreement, at the Closing (subject to Sections 2.4(e) and 2.5), Seller shall sell, assign, transfer, convey and deliver to Purchaser and Purchaser shall purchase, acquire and accept from Seller all of Seller's right, title and interest in and to the Purchased Assets. Purchaser and Seller acknowledge and agree that Seller is not transferring to Purchaser, and Purchaser is not acquiring, any of the Excluded Assets.

     2.2  Assumption of Liabilities; Excluded Liabilities
     ----------------------------------------------------

          Upon the terms and subject to the satisfaction or waiver of the conditions set forth in this Agreement, at the Closing from and after the Closing Date, Purchaser shall assume and faithfully pay, perform, fulfill and discharge when due all Assumed Liabilities. The parties acknowledge and agree that Purchaser is not assuming any of the Excluded Liabilities, nor is Purchaser assuming liability for obligations to the extent Seller is obligated to indemnify Purchaser pursuant to Article X. "Assumed Liabilities" mean the
                                            -------------------
following:

          (a) Except as provided below and for those liabilities set forth in the definition of Excluded Liabilities, any past, existing and future liability arising from the pre-Closing or post-Closing ownership or operation of the Purchased Assets;

          (b) all liabilities and obligations under the Contracts assigned pursuant to Section 2.1 to the extent such Contracts are assigned, and including to the extent such liabilities and obligations are unpaid, undelivered or unperformed on the Closing Date, and any leases, contracts and other agreements entered into by Seller in respect of the Purchased Assets after the date hereof consistent with the terms of this Agreement including, without limitation, agreements with respect to liabilities for real or personal property Taxes, other than Excluded Liabilities, in accordance with their terms;

          (c) all liabilities for obligations in respect of which Purchaser has indemnified Seller pursuant to Section 10.1 of this Agreement;

          (d) all liabilities in respect of employees of Seller that Purchaser agrees to assume pursuant to Section 6.6 hereof, including, without limitation, the liabilities described in the New IBEW Contract, and the Guide to the Water Business Divestiture Severance Program for MPAT Employees; provided, however,
                                                           --------  -------
that the parties acknowledge and agree that Purchaser is not assuming any compensation expenses related to stay bonuses or any pre-closing employee-related liabilities except as set forth in Section 6.6.

          (e) all prorated real estate Taxes incurred in connection with the transactions contemplated by this Agreement that Purchaser has agreed to pay pursuant to Section 2.3;

          (f) any past, existing and future liability arising from the pre-Closing or post-Closing ownership or operation of the Purchased Assets including, without limitation, all liability, obligation or responsibility under or related to former, current or future Environmental Laws or the common law, whether such liability or obligation or responsibility is known or unknown, contingent or accrued, or arising as a result of or in connection with (i) any violation or alleged violation of Environmental Law, prior to the Closing Date, with respect to the ownership or operation of the Purchased Assets, including, without limitation, any fines or penalties that arise in connection with the ownership or operation of the Purchased Assets prior to the Closing Date or the costs associated with correcting such violations; (ii) loss of life, injury to persons or property or damage to natural resources (whether or not such loss, injury or damage arose or was made manifest before the Closing Date or arises or becomes manifest after the Closing Date), caused (or allegedly caused) by the presence or Release of Hazardous Materials at, on, in, under, adjacent to, discharged from, emitted from or migrating from the Purchased

Assets prior to the Closing Date, including, without limitation, Hazardous Materials contained in building materials or in the soil, surface water, sediments, groundwater, landfill cells, or in other environmental media at or adjacent to the Purchased Assets; and (iii) the investigation and/or Remediation (whether or not such investigation or Remediation commenced before the Closing Date or commences after the Closing Date) of Hazardous Materials that are present or have been Released prior to the Closing Date at, on, in, under, adjacent to, discharged from, emitted from or migrating from the Purchased Assets; provided as to all of the above that nothing set forth in this Section 2.2(e) shall require the Purchaser to assume any Excluded Liabilities;

          (g) all liabilities incurred after the date of this Agreement and prior to the Closing in the normal course of operation of the Water Business pursuant to Section 6.1 (except Excluded Liabilities); and

          (h) any liabilities specified on Schedule 4.15.
                                           -------------

     2.3  Transfer of Purchased Assets and Assumed Liabilities
     ---------------------------------------------------------

          The Purchased Assets shall be sold, conveyed, transferred, assigned and delivered, and the Assumed Liabilities shall be assumed, pursuant to transfer and assumption agreements or other instruments in such form as is necessary and appropriate to effect a conveyance of the Purchased Assets and an assumption of the Assumed Liabilities in the jurisdictions in which such transfers are to be made. Such transfer and assumption agreements or other instruments shall be in a form reasonably satisfactory to Seller and Purchaser, and shall be executed no later than on the Closing Date by Seller and/or one or more of its Subsidiaries, as appropriate, and Purchaser. Purchaser and Seller will agree to identify the required transfer and assumption documents in each jurisdiction as promptly as practicable. Any transfer, filing, recordation or similar fees or Taxes shall be borne by Seller. Real estate Taxes and assessments (both general and special) shall be prorated to the Closing Date using the most recent assessment and levy, and such Taxes and assessments shall be reflected on the Closing Date Statement. Such prorations will be deemed to be final absent manifest error. Security deposits given by Seller as tenant with respect to leases for Leased Real Property and not refunded to Seller should be assigned to Purchaser and Seller given credit on the Closing Date Statement.

     2.4  Governmental Approvals and Consents
     ----------------------------------------

          (a) Seller and Purchaser shall cooperate with each other and promptly (but in any event not later than ten days after the date of this Agreement with respect to filings with the Public Utility Commission of Nevada) prepare and file all necessary documentation and use commercially reasonable efforts to obtain all necessary permits, consents approvals and authorizations of all Governmental Authorities and all other parties necessary or advisable to consummate the transactions contemplated by this Agreement or required by the terms of any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, concession, contract, lease or other instrument to which Seller or Purchaser or any of their respective subsidiaries is a party or by which any of them or their assets is bound.

          (b) Purchaser shall, no later than ten Business Days after the effective date of this Agreement, in cooperation with Seller, file an application with the United States

Government seeking assignment of Seller's Interim Storage Agreement, and shall thereafter use commercially reasonable efforts to secure such assignment of the Interim Storage Agreement at the earliest practicable date.

          (c) Seller and Purchaser each shall have the right to review, and to the extent not inconsistent with any legal obligation, approve in advance all characterizations of the information relating to the transactions contemplated by this Agreement made to, and which appear in any filings with, any Governmental Authority made in connection with the transactions contemplated hereby. The parties hereto agree that they shall consult with each other with respect to the transferring to Purchaser or the obtaining by Purchaser of all such necessary permits, consents, approvals and authorizations of all third parties and Governmental Authorities. Seller and Purchaser shall designate separate counsel with respect to all applications, notices, petitions and filings (joint or otherwise) relating to this Agreement and the transactions contemplated hereby on the behalf of Seller on the one hand and Purchaser on the other hand, with all Governmental Authorities.

          (d) If each condition to closing set forth in Article VIII has been satisfied other than the receipt of any authorization in respect of the Hydro Assets, the Closing shall occur notwithstanding the foregoing with the adjustment to the Purchase Price set forth in Section 3.2. Following the Closing, the parties shall use their commercially reasonable efforts, and shall cooperate with each other, to effect the prompt issuance of any authorizations, approvals, consents or waivers related thereto. Pending or in the absence of such authorization, approval, consent or waiver, subject to applicable law Purchaser and its employees (including any employees of Seller who are transferred to the Purchaser along with the Water Business) shall, and Seller shall permit Purchaser and such employees to, operate the Hydro Assets and Seller shall hold such Hydro Assets for the use and benefit, insofar as reasonably practicable, of Purchaser and its Designees (at the expense of Purchaser). In addition, Seller shall and shall cause its Subsidiaries to, take such other actions as may be reasonably requested by Purchaser in order to place Purchaser and its Designees, insofar as reasonably practicable, in the same position as if title to such Hydro Assets had been transferred at the Closing and so that all the benefits and burdens relating to such Hydro Assets, including possession, use, risk of loss, potential for gain, and dominion, control and command over such Hydro Assets, is to inure from and after the Closing Date to Purchaser and its Designees. From the Closing Date, Purchaser agrees to assume all liabilities in connection with the ownership or operation of the Hydro Assets as if such Hydro Assets had been transferred at the Closing, including, without limitation, liability for any diminution in the value of the Hydro Assets, any other Purchased Assets or any assets or interests of Seller. If and when any required authorization, approval, consent or waiver, the absence of which caused the deferral of transfer of any Hydro Assets pursuant to this
Section 2.4, is obtained, Seller shall provide Purchaser with documentation of such approval and the transfer of such Hydro Assets shall be promptly effected in accordance with the terms of this Agreement in respect of the Closing, the payment contemplated in Section 3.2 shall be made and such Hydro Assets shall thenceforth be Purchased Assets for all purposes under this Agreement.

          (e) Notwithstanding anything to the contrary contained in this
Agreement:

              (i) To the extent that the sale, conveyance, transfer, assignment or delivery or attempted sale, conveyance, transfer, assignment or delivery to Purchaser of any Purchased Asset (including any Contract) would be a violation of any applicable law or would require any authorizations, approvals, consents or waivers of Governmental Authorities or other third parties and such authorizations, approvals, consents or waivers shall not have been obtained prior to the Closing, this Agreement shall not constitute a sale, conveyance, transfer, assignment or delivery, or an attempted sale, conveyance, transfer, assignment or delivery thereof if any of the foregoing would constitute a breach of applicable law or the rights of any third party until such authorization, approval, consent or waiver is obtained. To Seller's knowledge, there are no restrictions or requirements such as are described in this Section 2.4(e)(i) except as disclosed herein.

              (ii) In the event the Federal Trade Commission, the Department of Justice or any other government or Governmental Authority shall (x) seek an injunction or the enactment, entry, enforcement or promulgation of any statute, rule, order or decree restraining or prohibiting the transactions contemplated by this Agreement or (y) withhold or threaten to withhold any consent, certification or other approval required to complete the transactions contemplated by this Agreement, Purchaser and Seller shall use commercially reasonable efforts to effect the Purchase notwithstanding any such action by such government or Governmental Authority.

     2.5  Farad Insurance Claim
     ---------------------------

          With respect to Seller's insurance claim relating to the loss, reconstruction and replacement of the Farad dam and its associated appurtenances, the Farad hydroelectric facility together with Hydro Water Rights established in Claim #5 of the Orr Ditch Decree (the "Farad Facility")
                                                      --------------
identified on Exhibit A shall not be transferred, and the portion of the
              ---------
Purchase Price in the amount of $2,000,000 attributable to the Farad Facility shall not be payable, until either (x) Seller has reconstructed the Farad Facility in a manner reasonably acceptable to Purchaser or (y) Seller's insurer in respect of such claim has consented to the assignment of such claim by Seller to Purchaser and Purchaser is reasonably satisfied regarding the rights relating to such claim, at which time the transfer of the Farad Facility and assignment of such claim to Purchaser shall be promptly effected.

     2.6  Novation
     -------------

          Each party hereto, at the request of the other, shall, and shall cause their respective Subsidiaries to use commercially reasonable efforts to obtain, or to cause to be obtained, any consent, substitution, approval or amendment required to novate (including with respect to any federal governmental contract) or assign all rights and obligations under agreements, leases, licenses and other obligations or liabilities of any nature whatsoever that constitute Assumed Liabilities or to obtain in writing the unconditional release of all parties to such arrangements, so that, in any case, Purchaser will be solely responsible for such Assumed Liabilities, provided, however, that neither party
                                          --------  -------
nor their respective Subsidiaries shall be obligated to pay any consideration therefor to any third party from whom such consents, approvals, substitutions and amendments are requested.

                                  ARTICLE III

                        PURCHASE PRICE AND ADJUSTMENTS
                        ------------------------------

     3.1  Purchase Price
     -------------------

          The purchase price for the Purchased Assets shall be an amount in cash equal to the sum of (i) $350,000,000 (subject to the provisions of Section 2.5) and (ii) the Purchase Price Adjustment Amount (subject to reduction by the amount of the Hydro Assets Purchase Price (as defined below)) (the "Purchase
                                                                    -------
Price").
-----

     3.2  Payment of Purchase Price
     ------------------------------

     On the Closing Date, Purchaser shall pay to Seller the Purchase Price. Such amount shall be payable in United States dollars in immediately available federal funds to such bank account or accounts as shall be designated by Seller no later than the second Business Day prior to the Closing. If, however, Seller is unable to deliver the Hydro Assets to Purchaser on the Closing Date because any authorization has not been received, the Purchase Price shall be $342,000,000. The remaining $8,000,000 (subject to the provisions of Section 2.5) (the "Hydro Assets Purchase Price") shall be paid at the earliest
           ---------------------------
practicable date upon which the Hydro Assets can be transferred following the receipt of such authorization but in no event later than five Business Days after the receipt of the authorization.

     3.3  Allocation of Purchase Price
     ---------------------------------

          Seller shall reasonably allocate the Purchase Price (and all other capitalizable costs) for all Tax purposes as shown on an allocation schedule attached hereto as Schedule 3.3 and as prepared in accordance with Section 1060
                   ------------
of the Code and the Treasury Regulations promulgated thereunder. Seller and Purchaser shall file Internal Revenue Service Form 8594 and any comparable state, local or foreign forms (including any successor forms) (collectively the "1060 Forms") and any required attachments thereto required to be filed pursuant
 ----------
to Section 1060 of the Code, the Treasury Regulations promulgated thereunder or any provisions of state, local or foreign law, together with all Federal, state and local Tax returns, in accordance with the allocation schedule. Seller and Purchaser shall cooperate in the preparation of any 1060 Forms and in the filing of such 1060 Forms in the manner required by law. Each of Seller and Purchaser shall notify and provide the other with reasonable assistance in the event of an examination, audit or other proceeding regarding the agreed upon allocation of the Purchase Price. Any Purchase Price Adjustment pursuant to Section 3.4 shall also be allocated in accordance with the allocation schedule.

     3.4  Purchase Price Adjustments
     -------------------------------

          (a) No later than 60 days after the Closing Date, Seller shall deliver to Purchaser the Closing Date Statement setting forth the Net Worth Amount as of the Closing Date. The Closing Date Statement shall be prepared using the same accounting principles, policies and methods as Seller used in preparing the September 30, 2000 financial statements referred to in Section 4.4(a). Purchaser shall cooperate with Seller in connection with the preparation of the Closing Date Statement. Purchaser shall have 30 days from its receipt of such statement to notify Seller of any objections to any item or items on the Closing Date Statement. Any such notice shall specify the item or items in dispute (a "Disputed Item" or "Disputed Items"). Any Disputed Item
                     -------------      --------------
shall be resolved in the manner set forth in Section 3.4(b) below. If (A) Purchaser does not deliver to Seller its objections to the Closing Date Statement in writing within 30 days of its receipt of such statement, (B) Purchaser acknowledges in writing that the Closing Date Statement is accurate or
(C) Purchaser and Seller resolve all Disputed Items in accordance with Section 3.4(b) below, then the Closing Date Statement shall be final, binding and conclusive on all parties.

          (b) If Purchaser and Seller shall be unable to resolve any Disputed Items within 30 days after notice from Seller to Purchaser that a dispute exists, then Seller's independent accounting representative, Deloitte & Touche LLC ("D&T") and Purchaser's independent accounting representative ("PR") (which
      ---                                                           --
shall be a "big five" accounting firm other than D&T) shall endeavor in good faith to resolve any Disputed Item(s). In the event that D&T and PR are unable to resolve the Disputed Item(s) within 30 days, D&T and PR shall together, within ten days thereafter, appoint a representative from a "big five" accounting firm (other than D&T or PR) to arbitrate the dispute (the "Arbitrator"). Seller and Purchaser shall, within the next 20 days thereafter,
 ----------
present their positions with respect to the Disputed Item(s) to the Arbitrator together with such other materials as the Arbitrator deems appropriate. The Arbitrator shall, after the submission of evidentiary materials, submit its written decision on each Disputed Item to Seller and Purchaser. Any determination by the Arbitrator with respect to any Disputed Item shall be final, binding and conclusive on each party to this Agreement. Except as specifically set forth to the contrary in this Section 3.4(b) or specifically agreed to by the parties in writing, the Arbitrator shall comply with, and the arbitration shall be conducted in Nevada in accordance with, the commercial arbitration rules of the American Arbitration Association ("AAA") as in effect
                                                            ---
for commercial arbitrations conducted in Nevada by the AAA. Seller and Purchaser agree that the cost of the Arbitrator shall be borne by the parties in proportion to the outcome of the arbitration in respect of the amount at issue.

          (c) If it is finally determined pursuant to the provisions of this
Section 3.4 that there is a Deficiency, then within ten days after all Disputed Items with respect thereto have been resolved, Seller shall pay to Purchaser the amount of the Deficiency, and if it is finally determined pursuant to the provisions of this Section 3.4 that there is an Excess, then within ten days after all Disputed Items with respect thereto have been resolved, Purchaser shall pay to Seller the amount of the Excess (any such Deficiency or Excess, the "Purchase Price Adjustment Amount"); provided, however, that no adjustment shall
 --------------------------------    --------  -------
be made to the Purchase Price unless the amount of such Deficiency or Excess exceeds $250,000.

          (d) In addition to the adjustment to the Purchase Price for any Deficiency or Excess described in paragraph (c) above, the Purchase Price shall be reduced by $1,000,000 if Purchaser purchases insurance in respect of environmental exposures for events occurring prior to Closing on terms reasonably acceptable to Seller.

                                  ARTICLE IV

                   REPRESENTATIONS AND WARRANTIES OF SELLER
                   ----------------------------------------

     Seller represents and warrants to Purchaser as follows:

     4.1  Corporate Existence
     ------------------------

          Seller is duly organized and validly existing and in good standing under the laws of the State of Nevada. Seller has the requisite corporate power and authority to own, lease and operate its properties and assets, including the properties and assets included in the Purchased Assets, and to carry on the Water Business as the same is now being conducted, and is duly authorized, qualified or licensed to do business in every jurisdiction wherein, by reason of the nature of the Water Business, the same is required.

     4.2  Corporate Authority
     ------------------------

          This Agreement and the other agreements, instruments and documents to be executed, delivered and/or filed in connection herewith (collectively with this Agreement, the "Transaction Documents") to which Seller is a party and the
                     ---------------------
consummation of the transactions contemplated hereby and thereby involving such persons have been or, in the case of the other Transaction Documents will be prior to the Closing, duly authorized by the Board of Directors (or a duly authorized committee or representative thereof) of Seller by all requisite corporate, shareholder, partnership or other action prior to the Closing, and Seller has full power and authority to execute, deliver and/or file the Transaction Documents to which it is a party and to perform its obligations hereunder or thereunder. This Agreement has been duly executed and delivered by Seller, and the other Transaction Documents will be duly executed, delivered and/or filed by Seller, and this Agreement constitutes, and the other Transaction Documents when so executed, delivered and/or filed will constitute, valid and legally binding obligations of Seller, enforceable against it or them, as the case may be, in accordance with its terms except as enforceability may be affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

     4.3  Conflicts; Required Consents
     ---------------------------------

          Except (a) for any applicable laws or regulations relating to antitrust or competition (collectively, "Antitrust Regulations"), (b) Laws,
                                         ---------------------
practices and Orders of any state public utility control or public service commissions or similar state regulatory bodies ("PUCs"), each of which is
                                                 ----
identified in Schedule 4.3, (c) Laws, practices and Orders of any state
              ------------
departments of public health or departments of health or similar state regulatory bodies or of any federal or state regulatory body having jurisdiction over environmental protection or environmental conservation or similar matters ("Health Agencies"), each of which is identified in Schedule 4.3, (d) as
  ---------------                                   ------------
otherwise set forth in Schedule 4.3 and (e) any approvals or consents of
                       ------------
Purchaser or its Affiliates required pursuant to its Joint Powers Agreement, the execution, delivery and/or filing of this Agreement and the other Transaction Documents by Seller and the consummation by Seller of the transactions contemplated hereby and thereby will not (A) violate or conflict with any provision of the respective certificate of incorporation or by-laws or similar organizational documents of Seller or any of its Subsidiaries, (B) result in any breach or constitute any material default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or a loss of a material benefit under, or result in the creation of any Lien (including any Lien for unpaid Taxes) under, any Contract or any license or permit to which Seller is subject or is a party and which is a part of the Purchased Assets or necessary or useful in the operation of the Water Business, (C) violate, conflict with or result in any breach under any provision of any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Seller, the Purchased Assets or the Water Business, or (D) require any consent, approval, order or authorization of, license or permit from, notice to or registration, declaration or filing with, (each of the foregoing, a "Consent")
                                                                     -------
any United States or foreign, federal, state, provincial, county, municipal or local government agency, board, bureau, department, court of competent jurisdiction, administrative agency or commission or other governmental or regulatory authority or instrumentality (other than Purchaser or its Affiliates) ("Governmental Authority") or any third party.
  ----------------------

     4.4  Financial Statements
     -------------------------

          (a) Schedule 4.4 presents an accounting of the Purchased Assets and Assumed Liabilities as of December 31, 1999 and September 30, 2000 (the "Balance
                                                                         -------
Sheet Date"), and the related pro forma and pretax consolidated statements of
----------
income for the fiscal year and the nine-month period, respectively, ended on such respective date (collectively, the "Financial Statements"). The Financial
                                         --------------------
Statements present fairly in all material respects the financial condition and the results of operations of Seller or the Water Business, as the case may be, as of such date and for such period in accordance with GAAP, except that the statements do not include all of the information required to be included in the footnotes required by GAAP and, in the case of the financial statements as at and for the period ended September 30, 2000, are subject to year-end adjustments which adjustments to the knowledge of the Seller will not be material.

          (b) Seller makes no representation with respect to any financial information delivered to Purchaser other than as contained in or pursuant to this Agreement.

     4.5  Absence of Certain Changes
     -------------------------------

          Since September 30, 2000, the Water Business has been conducted in all material respects in the ordinary course and in substantially the same manner as previously conducted, except as set forth on Schedule 4.5.

     4.6  Properties
     ---------------

          (a) Seller has, or at the Closing will have, good title to the personal property owned by Seller in respect of the Water Business, free and clear of all Liens, except Permitted Liens.

          (b) Schedule 4.6(b) contains a list of all fee interests in real
              ---------------
property owned by Seller and used in connection with the Water Business ("Owned
                                                                          -----
Real Property") and all material easements, rights-of-way and other interests in
-------------
real property owned or held by Seller and used or held for use in connection with the Water Business other than Water Rights ("Other Real Property
                                                  -------------------
Interests") or leased by Seller in respect of the Water Business as lessee or
---------
lessor ("Leased Real Property" and, together with Owned Real Property and Other
         --------------------
Real Property Interests, the "Real Property"), including all buildings,
                              -------------
structures and other improvements situated thereon. Except as set forth in
Schedule 4.6(b), Seller holds good and marketable title to the Owned Real
---------------
Property free and clear of all Liens except (i) Permitted Liens, and (ii) Liens described on Schedule 4.6(b), all of which will be terminated or released, at or
             ---------------
prior to Closing. Except as disclosed on Schedule 4.6(b) and Schedule 4.7,
                                         ---------------     ------------
Seller has valid and enforceable leasehold interests in all Leased Real Property and, with respect to Other Real Property Interests, has valid and enforceable rights to use such Other Real Property Interests, subject only to Permitted Liens. Except as disclosed on Schedule 4.6(b), Seller has a valid and enforceable right to assign each Leased Real Property and Other Real Property Interest to Purchaser without obtaining the approval or consent of any third party, including any Governmental Authority. Each parcel of Owned Real Property and each parcel of Leased Real Property and any improvements thereon (x) has access to and over public streets or private streets for which Seller has a valid right of ingress and egress, (y) conforms in its current use and occupancy to all material zoning requirements, and (z) conforms in its current use to all restrictive covenants, if any, or other Liens affecting all or part of such parcel. There are no pending condemnation, expropriation, eminent domain or similar proceedings of which Seller has received notice, or, to Seller's knowledge, affecting all or any portion of the Real Property. Except as disclosed on Schedule 4.6(b), each parcel of Owned Real Property and Leased Real
             ---------------
Property, including any improvements located thereon, complies in all material respects with all building codes, fire codes and other Laws concerning the use, occupancy and physical condition of the Real Property, including the Americans with Disabilities Act. The Real Property represents all interests in real property necessary to operate the Water Business as it is currently being operated. Seller has not disposed of, or taken any steps to dispose of, the Real Property and is not under any commitment to dispose of it in whole or in part. There are no pending actions, suits or proceedings of which Seller has received written notice, or, to Seller's knowledge, affecting or relating to the Owned Real Property, Leased Real Property or material Other Real Property Interests, in any court or before any federal, state, county or municipal department, commission, board, bureau or agency or other Governmental Authority.

          (c) Schedule 4.6(c) contains a list of all material interests in water
              ---------------
owned by Seller in respect of the Water Business including those Water Rights associated with the Hydro Assets (the "Owned Water Rights") or material water
                                       ------------------
rights leased, licensed or otherwise available to Seller in respect of the Water Business (the "Leased Water Rights" and, together with the Owned Water Rights,
               -------------------
the "Water Rights"). Seller will deliver to Purchaser on the Closing Date in the
     ------------
form of a quitclaim deed all of its right, title and interest in the Owned Water Rights (other than the Water Rights associated with the Hydro Assets which shall be transferred in accordance with the provisions of Section 2.5) and as soon as practicable thereafter all of its right, title and interest in the Leased Water Rights by means of assignment of the Water Sale Agreements and Treatment and Distribution Agreements in respect of such Leased Water Rights as set forth on
Schedule 4.7. Seller warrants that the Water Rights listed in Schedule 4.6(c),
------------                                                  ---------------
together with the Leased Water Rights and the Hydro Assets Water Rights, all of which are to be conveyed as is pursuant to this Agreement, are adequate to support the current operation of the Water Business. Seller agrees to indemnify Purchaser for 50% of the entire amount, up to a maximum of $2,500,000, of Purchaser Losses resulting from any defect in title with respect to the 1700 acre feet of Water Rights referred to in Schedule 4.8, and such indemnification shall not be subject to the Deductible or the Minimum Claim Threshold.

          (d) Seller shall deliver to Purchaser a deed by which Seller conveys to Purchaser the dam, outlet channel, spillway channel, flashboard structure and controlling works at Independence Lake and related easements (the "Conveyed
                                                                   --------
Property") which shall include a covenant, for the benefit of the Conveyed
--------
Property and which burdens the Independence Lake Real Property listed on Exhibit C, providing that (i) neither Seller, as owner of the Independence Lake Real Property, nor its successors in ownership may use such property in any manner that unreasonably causes harm to the operation of the Water Business and (ii) Seller as the owner of the Independence Lake Real Property for itself and its successors in ownership waives all present and future rights to object to Purchaser's operation of the Conveyed Property pursuant to the Independence Lake appropriative water rights that are conveyed to Purchaser and any resulting water levels of Independence Lake, including, without limitation, any drawdown of the lake level below the sill of the dam.

     4.7  Contracts
     --------------

          (a) Except as otherwise disclosed in Schedule 4.6(b) (Owned and Leased
                                               ---------------
Real Properties), Schedule 4.9 (Intellectual Property Rights) and Schedule
                  ------------                                    --------
4.12(a) (Employment & Benefits) (collectively, the "Covered Schedules") and
-------                                             -----------------
Schedule 4.7, and except for Liens that will be released prior to Closing, as of
-------------
the date hereof there are, no commitments, contracts or groups of related contracts, indentures and agreements, or any notes, bonds, mortgages, indentures, deeds of trust, licenses, franchises, permits, concessions, leases or other instruments evidenced in writing, to which Seller is a party or by which Seller is bound that relates to the Water Business (hereinafter "Contracts") that (i) involve commitments by Seller for terms of one year or
 ---------
longer and that involve or are reasonably likely to involve payment by Seller or to Seller in each case of more than $100,000 in the aggregate, (ii) involve obligations of Seller for borrowed money or to maintain deposits or advances of any kind as evidenced by bonds, debentures, notes or similar instruments or guarantees or capital lease obligations or any other obligations upon which interest charges are customarily paid, other than those entered into in the ordinary course of business, (iii) involve any non-compete agreement that will be applicable to the Purchased Assets or Purchaser following the Closing or (iv) constitute joint venture or partnership agreements. Contracts disclosed or required to be disclosed in the Covered Schedules or in Schedule 4.7 are
                                                        ------------
hereafter referred to as the "Disclosed Contracts".
                              -------------------

          (b) Seller has furnished or made available to Purchaser a copy or summary of the material terms of each Disclosed Contract. Each Disclosed Contract is valid and in full force and effect according to its terms and Seller is not in default or breach under any such Disclosed Contract, except as set forth on Schedule 4.7.
         ------------

     4.8  Litigation
     ---------------

          As of the date of this Agreement, Seller is not subject to any Order relating to the Purchased Assets except as set forth on Schedule 4.8. Except as set forth in Schedule 4.8, no claim, legal action, suit, arbitration,
             ------------
governmental investigation, action or other legal or administrative proceeding is pending or, to the knowledge of Seller, threatened in law or in equity, or before any Governmental Authority, against Seller or any of its Subsidiaries (a) which is reasonably expected to enjoin or materially delay the consummation of the Purchase, (b) involving alleged violations of laws or regulations for the health or safety of employees or others, (c) involving equal employment opportunity, discrimination, ADA or similar claim or litigation, (d) involving antitrust claims or litigation, (e) involving claims or litigation seeking injunctive relief, or (f) involving the Water Business, Purchased Assets, or employees involved in the Water Business or which could otherwise materially affect the transactions contemplated by this Agreement.

     4.9  Intellectual Property Rights
     ---------------------------------

          All of the registrations and applications for patents, trademarks and copyrights owned by Seller and necessary for the operation of the Water Business and/or all licenses or other agreements concerning Intellectual Property (as defined below) material to the operation of the Water Business to which Seller is a party are set forth on Schedule 4.9. Except as set forth on Schedule 4.9,
                            ------------                         ------------
(i) Seller owns or has the right to use all patents, inventions, discoveries, technology, copyrights, software, trademarks, service marks, trade names, corporate names, trade dress, trade secrets and all other intellectual property rights ("Intellectual Property") material to the operation of the Water Business
         ---------------------
as currently conducted (such Intellectual Property, the "Water Business
                                                         --------------
Intellectual Property"); (ii) Seller has taken all reasonably necessary actions
---------------------
to preserve and maintain its Water Business Intellectual Property; (iii) Seller has not received any written notices nor does Seller have other knowledge of any claim of infringement, misappropriation, challenge, violation, or conflict ("Infringement") with respect to the Water Business Intellectual Property; (iv)
  ------------
to Seller's knowledge, the Water Business Intellectual Property does not infringe the Intellectual Property of any third parties; and (v) Seller has the right, subject to any consents and approvals in respect thereof, to transfer to Purchaser all of the Water Business Intellectual Property included as Purchased Assets under this Agreement.

     4.10 Insurance
     --------------

          Seller is, and at all times during the past two years has been, insured with reputable insurers (or self-insured) against all risks normally insured against by companies in similar lines of business, and all material policies of fire, liability, workers' compensation and other forms of insurance purchased or held by and insuring the Purchased Assets are in full force and effect, all premiums with respect thereto covering all periods up to and including the date as of which this representation is being made have been paid, and no notice of cancellation or termination has been received with respect to any such policy which was not replaced on substantially similar terms prior to the date of such cancellation.

     4.11 Tax Matters
     ----------------

          There is no liability for Taxes in respect of the Purchased Assets except as provided for in Section 2.3.

     4.12 Employment and Benefits
     ----------------------------

          (a) Seller has previously delivered to the Purchaser copies of all labor union and collective bargaining agreements relating to the Purchased Assets to which the Seller is a party or is subject. With respect to its employees associated with the Purchased Assets, Schedule 4.12(a) sets forth a
                                                ----------------
list of each material "employee benefit plan" within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"),
                                                                     -----
and all severance, change in control or employment plans, programs or agreements, and vacation, incentive, bonus, stock option, stock purchase, and restricted stock plans, programs or policies under which any employee or former employee of the Water Business has any present or future right to benefits and under which Seller has had or has any present or future liability (collectively, the "Seller Plans"), to Seller's knowledge: (i) Seller is in compliance, in all
     ------------
material respects, with all applicable laws respecting employment and employment practices, terms and conditions of employment and wages and hours; (ii) Seller has not received written notice of any unfair labor practice complaint against Seller pending before the National Labor Relations Board; (iii) there is no labor strike, slowdown or stoppage actually pending or threatened against or affecting Seller; (iv) Seller has not received notice that any representation petition respecting the employees of Seller has been filed with the National Labor Relations Board; (v) no arbitration proceeding arising out of or under collective bargaining agreements is pending against Seller; and (vi) Seller has never experienced any primary work stoppage.

          (b) With respect to each Seller Plan, Seller has made available to Purchaser a current, accurate and complete copy thereof and, to the extent applicable: (i) the most recent determination letter, if applicable; (ii) any summary plan description; and (iii) for the two most recent years (A) the Form 5500 and attached schedules, (B) audited financial statements and (C) actuarial valuation reports, if applicable.

          (c)  Except as set forth in Schedule 4.12(c), with respect to its
                                      ----------------
employees associated with the Purchased Assets, the Seller Plans are in compliance in all material respects with all applicable requirements of ERISA, the Code, and other applicable laws and have been administered in accordance with their terms and such laws. Each Seller Plan which is intended to be qualified within the meaning of Section 401 of the Code has received a favorable determination letter as to its qualification, and, to the knowledge of Seller, nothing has occurred that could reasonably be expected to affect such qualification.

     4.13 Compliance with Laws
          --------------------

          Except as set forth on Schedule 4.13, (a) the Water Business is
                                 -------------
conducted by Seller in compliance in all material respects with all statutes, laws, regulations, ordinances, rules, judgments, orders or decrees applicable thereto, and (b) all filings required to be made by Seller in respect of the Water Business under any applicable Laws or Orders relating to the regulation of public utilities, have been filed with the appropriate PUC or Health Agency or any other appropriate Governmental Authority, as the case may be, including all forms, statements, reports, agreements (oral or written) and all documents, exhibits, amendments and supplements appertaining thereto, including but not limited to all rates, tariffs franchises, service agreements and related documents and all such filings complied, as of their respective dates, in all material respects with all applicable requirements of the appropriate Laws or Orders.

     4.14     Environmental Matters
     ------------------------------

              Seller has made available to Purchaser (and Purchaser may provide to its environmental insurance provider(s)) copies of Phase I environmental site assessments in Seller's possession or control for certain of the real property included in the Purchased Assets. Except as provided therein or in Schedule
                                                                   --------
4.14, to the knowledge of Seller:
----

              (a) Seller holds and is in compliance in all material respects with all permits, licenses and governmental authorizations required for Seller to construct and to operate the Purchased Assets under Environmental Laws, and all such permits, licenses and governmental authorizations are in good standing or, where applicable, a renewal application has been timely filed and is pending agency approval, and Seller is otherwise in compliance with all Environmental Laws with respect to the Purchased Assets, including, without limitation, the possession of and compliance with all permits required under Environmental Laws;

              (b) Seller has not received any written request for information, or been notified in writing that it is a potentially responsible party under CERCLA or any similar state law with respect to any of the Purchased Assets, and Seller has not received any written communication that alleges that Seller, solely with respect to the Purchased Assets, is not in compliance with applicable Environmental Laws;

              (c) Seller has no knowledge of any Environmental Claim pending (i) against Seller in respect to the Purchased Assets, or (ii) against any of the Purchased Assets that the Seller owns or operates.

              (d) There are no Releases of any Hazardous Material that would reasonably be expected to form the basis of any Environmental Claims against the Seller in respect to the Purchased Assets;

              (e) with respect to the Purchased Assets, Seller has not entered into or agreed to any consent decree or order, and is not subject to any judgment, decree or judicial order relating to compliance with any Environmental Law or to the investigation or cleanup of Hazardous Materials under any Environmental Law; and

              (f) the representations and warranties made in this Section are Seller's exclusive representations and warranties relating to environmental matters.

              "Environmental Claims" means any and all written
               --------------------
administrative, regulatory or judicial actions, suits, demand, demand letters, claims, liens, proceedings or notices of noncompliance or violation by any person or entity (including any Governmental Authority) alleging potential liability (including, without limitation, potential liability for enforcement, damages, contribution, indemnification, cost recovery, compensation, injunctive relief, cleanup costs, governmental resource costs, removal costs, remedial costs, natural resources damages, property damages, personal injuries or penalties) arising out of, based on or resulting from (A) the presence, or Release or threatened Release into the environment, of any Hazardous Materials relating to ownership or operation of the Purchased Assets; or (B) any violation of any Environmental Law related to the ownership or operation of the Purchased Assets; or (C) any and all claims by any third party resulting from the presence or release of any Hazardous Materials related to the Purchased Assets.

              "Environmental Law" means any currently applicable federal, state
               -----------------
or local laws, statutes, regulations, codes, or ordinances relating to, or imposing standards regarding, pollution or the protection of human health (as relating to the environment) or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws and regulations relating to Releases or threatened Releases of Hazardous Materials, or otherwise relating to the treatment, storage or disposal of Hazardous Materials.

              "Hazardous Materials" means any hazardous or toxic substance,
               -------------------
material or waste defined, listed, or classified as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "restricted hazardous materials," "extremely hazardous substances," "toxic substances," "contaminants" or "pollutants" or words of similar meaning and regulatory effect, by any Environmental Laws, including, without limitation, friable asbestos, petroleum or petroleum products, and transformers or other equipment that contain dielectric fluid containing polychlorinated biphenyls, and including any other chemical material, substances or waste, exposure to which is now prohibited, limited or regulated under Environmental Law.

              "Release" shall be defined as that term is defined in 42
               -------
U.S.C. (S) 9601 (22).

     4.15     Undisclosed Liabilities
     --------------------------------

              Seller has no liabilities or obligations relating to the Water Business or operation of the Purchased Assets (whether absolute, accrued, contingent or otherwise) of a nature required by GAAP to be reflected in a balance sheet or disclosed in the notes thereto, except (i) as are set forth or reflected in the Financial Statements (or described in the notes thereto), (ii) liabilities incurred in the ordinary course of business since the Balance Sheet Date, (iii) liabilities disclosed in Schedule 4.15 or any other Schedule hereto,
(iv) liabilities under Contracts disclosed in the Schedules to this Agreement and (v) liabilities under Contracts not required to be disclosed in the Schedules to this Agreement.

     4.16     Finders; Brokers
     -------------------------

              With the exception of fees and expenses payable to Lehman Brothers Inc., which shall be Seller's sole responsibility and with respect to which Seller will indemnify and hold Purchaser harmless, Seller has not employed any finder or broker in connection with the Purchase who would have a valid claim for a fee or commission from Purchaser in connection with the Purchase.

                                   ARTICLE V

                         REPRESENTATIONS OF PURCHASER
                         ----------------------------

     Purchaser represents and warrants to Seller as follows:

     5.1  Corporate Existence
     ------------------------

          Purchaser is a duly organized political subdivision of the State of Nevada and is validly existing and in good standing under the laws of the jurisdiction of its organization and has the requisite power and authority to execute and deliver this Agreement and the other Transaction Documents to which it is a party and to perform its obligations hereunder and thereunder. Other than as would not reasonably be expected to have a Purchaser Material Adverse Effect (as defined in Section 5.3), as of the Closing Date and, with respect to the Hydro Assets, as of the actual date of transfer of such Hydro Assets, Purchaser will have the requisite corporate, partnership or similar power and authority to own, lease and operate the Purchased Assets, and to carry on the Water Business in substantially the same manner as the same is now being conducted by Seller and its Subsidiaries.

     5.2  Corporate Authority
     ------------------------

          This Agreement and the other Transaction Documents to which Purchaser is a party and the consummation of the transactions contemplated hereby and thereby involving such persons have been or, in the case of the other Transaction Documents, will be prior to the Closing, duly authorized by Purchaser, and Purchaser, will have at or prior to the Closing full power and authority to execute, deliver and/or file the Transaction Documents to which it is a party and to perform its obligations hereunder or thereunder. This Agreement has been duly executed and delivered by Purchaser, and the other Transaction Documents will be duly executed, delivered and/or filed by Purchaser, and this Agreement constitutes, and the other Transaction Documents when so executed, delivered and/or filed will constitute, a valid and legally binding obligation of Purchaser, enforceable against it or them, as the case may be, in accordance with its terms except as enforceability may be affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing. The execution, delivery and/or filing of this Agreement and the other Transaction Documents by Purchaser and the consummation by Purchaser of the transactions contemplated hereby and thereby will not (A) violate or conflict with any provision of the respective certificate of incorporation or by-laws or similar organizational documents of Purchaser, (B) result in any breach or constitute any material default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation of any Lien under any contract, indenture, mortgage, lease, note or other agreement or instrument to which Purchaser is subject or is a party, or (C) violate, conflict with or result in any breach under any provision of any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Purchaser or any of its respective properties or assets.

     5.3  Governmental Approvals and Consents
     ----------------------------------------

          Purchaser is not subject to any order, judgment or decree which would prevent the consummation of the Purchase. No claim, legal action, suit, arbitration, governmental investigation, action or other legal or administrative proceeding is pending or, to the knowledge of Purchaser, threatened against Purchaser which would enjoin or delay the consummation of the Purchase or prevent Purchaser from entering into the TROA. Except for any consents required under any applicable Antitrust Regulations, any consents required for Seller to transfer the assets, and approval of the issuance of bonds and filings associated with the issuance of those bonds of Purchaser's Board of Directors, no consent, approval, order or authorization of, license or permit from, notice to or registration, declaration or filing with, any Governmental Authority, is required on the part of Purchaser in connection with the execution, delivery and/or filing of this Agreement or any of the other Transaction Documents or the consummation of the transactions contemplated hereby and thereby except for such consents, approvals, orders or authorizations of, licenses or permits, filings or notices which have been obtained and remain in full force and effect, and those with respect to which the failure to have obtained or to remain in full force and effect would not, individually or in the aggregate, have a material adverse effect on the ability of Purchaser to consummate the transactions contemplated hereby and thereby (a "Purchaser Material Adverse Effect").
                                    ---------------------------------

     5.4  Funding of Expenses Prior to Closing and Break-Up Fee
     ----------------------------------------------------------

          Purchaser has made arrangements to pay for the expenses of its financial, tax, accounting, legal, environmental, engineering and any other advisors necessary to consummate this transaction (collectively, "Purchaser
                                                                  ---------
Expenses") with respect to the period from the date of execution hereof through
--------
February 15, 2002, and Purchaser agrees to recommend to its members ("Members")
                                                                      -------
to approve, within the three day period referred to in Section 6.18(a), arrangements for the payment of all Purchaser Expenses incurred through and including the Closing Date and the fee referred to in Section 11.1(b).

     5.5  Financial Capacity
     -----------------------

          Subject to the provisions of Section 6.13, Purchaser will have available on the Closing Date sufficient funds to enable it to consummate the transactions contemplated hereby. The City of Reno has delivered a resolution to the effect that it will act as a conduit financing vehicle. Purchaser has the authority to issue revenue bonds for the purpose of purchasing the Purchased Assets and such bonds could be structured as bonds whose interest is excluded from gross income for federal income tax purposes.

     5.6  Finders; Brokers
     ---------------------

          Purchaser has not employed any finder or broker in connection with the Purchase who would have a valid claim for a fee or commission from Seller in connection with the Purchase.

                                  ARTICLE VI

                      AGREEMENTS OF PURCHASER AND SELLER
                      ----------------------------------

     6.1  Operation of the Water Business
     ------------------------------------

          Except as otherwise contemplated by this Agreement or as disclosed in
Schedule 6.1, Seller covenants that, in respect of the Water Business, until the Closing and, with respect to the Hydro Assets, until the date of transfer thereof, it shall use commercially reasonable efforts to operate and maintain the Purchased Assets according to the ordinary and usual course of business consistent with past practice, including, without limitation, continuing its efforts to complete the TROA, the most recent draft of which is contained in
Schedule 7.1. Seller shall not, without the prior written approval of Purchaser
------------
(which approval shall not be unreasonably withheld) or as otherwise contemplated by this Agreement and the Schedules hereto, take any of the following actions with regard to the Purchased Assets or the Water Business:

          (a) sell, lease (as lessor or lessee) transfer or otherwise dispose of any of the Purchased Assets, other than assets used, consumed or replaced in the ordinary course of business consistent with good industry practice or mortgage or pledge, impose or suffer to be imposed any encumbrance on any Purchased Assets;

          (b) except in the ordinary course of business consistent with past practice or as required by law or contractual obligations (i) create, incur or assume any material long-term indebtedness for borrowed money (including obligations in respect of capital leases), (ii) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for any obligations of any person other than Seller or (iii) make any loans, advances or capital contributions to or investments in any person (except for customary loans or advances to employees not exceeding $500,000 in the aggregate), in each case that would be a liability or asset of the Water Business and reflected on the Closing Date Statement; provided, however, that no
                                                      --------  -------
obligations described in clauses (i) or (ii) shall become Assumed Liabilities.

          (c) (i) grant any increase in the compensation of employees of the Water Business in excess of $500,000 in the aggregate, except for increases in the compensation of employees (A) scheduled as of the date hereof that are consistent with past practice, (B) as a result of existing collective bargaining agreements or collective bargaining or (C) as required by applicable law from time to time in effect or by any Benefit Plan as in effect on the date hereof,
(ii) increase the number of employment positions, (iii) enter into any new material employment, severance or other compensation agreement with any existing employee or (iv) commit to any additional pension, profit-sharing, deferred compensation, group insurance, severance pay, retirement or other employee benefit plan, fund or similar arrangement or amend, or commit itself to amend any of such plans, funds or similar arrangements;

          (d) cancel any material third party indebtedness owed to Seller in respect of the Water Business;

          (e) acquire any assets (other than inventory) of the type used in the Water Business which are material, individually or in the aggregate, to the Water Business taken as a whole; provided, however, that the foregoing shall not prohibit any merger, acquisition or other business combination by or involving Seller which combination would not affect the obligations of Seller under this Agreement or the ability of Seller (or any successor entity) to perform such obligations;

          (f) enter into any contract, agreement or other commitment relating exclusively to the Water Business which is not terminable by the parties upon 30 days' notice or less or which involves aggregate consideration in excess of $25,000 except as set forth on Schedule 6.1;
                               ------------

          (g) make, agree to or arrange for any individual capital expenditure in respect of the Water Business in excess of $500,000 in the aggregate, except that Seller shall make any capital expenditures (i) that it has agreed to or arranged for prior to the date of this Agreement and set forth on Schedule 6.1,
                                                                  ------------
(ii) pursuant to any customer annexation agreements or for line extensions set forth on Schedule 6.1, or contributions in aid of construction of new facilities
         ------------
consented to by Purchaser, whose consent shall not be unreasonably withheld;
(iii) requested by Purchaser that Purchaser agrees to reimburse or (iv) deemed necessary by Seller and consented to in writing by Purchaser, whose consent shall not be unreasonably withheld; provided however, that if Purchaser requests that Seller make enhancements with a cost in excess of the cost of any necessary capital expenditure, Purchaser shall reimburse Seller for the cost of such enhancement;

          (h) make any change in its accounting standards or methods; or

          (i) agree, whether in writing or otherwise, to do any of the above.

     6.2  Investigation of Business
     ------------------------------

          (a) Seller shall, and shall cause its Subsidiaries to, permit Purchaser and its authorized agents or representatives, including its independent accountants, to have reasonable access to the properties, books and records of the Water Business at reasonable hours to review information and documentation relative to the properties, books, contracts, commitments and other records of the Water Business; provided that such investigation shall only
                                     --------
be upon reasonable notice and shall not unreasonably disrupt personnel and operations of Seller and its Subsidiaries; and provided, further, that Seller
                                               --------  -------
and Purchaser shall each designate a single contact person to manage the transition from Seller to Purchaser, and Purchaser shall be allowed to contact such designated contact person without providing any notice. All notices and requests for access to the offices, properties, books and records of Seller and its Subsidiaries shall be made to the designated contact person or such other representatives of Seller as Seller shall designate in writing after the date of this Agreement, who shall be solely responsible for coordinating all such requests and all access permitted hereunder. It is further agreed that neither Purchaser nor its Affiliates or representatives shall contact any of the employees, customers, suppliers, joint venture partners or other Subsidiaries or Affiliates of Seller in connection with the transactions contemplated hereby, whether in person or by telephone, mail or other means of communication, without the specific prior authorization of such representatives of Seller, which authorization will not be unreasonably withheld.

          (b) Within seven days following the date of this Agreement and throughout the due diligence period (which shall last from the date hereof through the Closing and shall be referred to herein as the "Due Diligence
                                                            -------------
Period"), Seller shall use commercially reasonable efforts to make available to
------
Purchaser and Purchaser's agents and consultants for inspection at Seller's Virtual Data Room (or at such other location mutually agreed to by the parties) the following documents and information to the extent they are in the possession and control of Seller or Seller's agents and representatives: all Contracts pertaining to Real Property including leases; all insurance policies pertaining to the Real Property; all records pertaining to maintenance and repair of the Real Property; any tax protests, notices of assessment or levy of Taxes, and tax bills, concerning Real Property, prepared or received since January 1997; any appraisals of Real Property; any architectural, construction, engineering, "as-built" or other plans and specifications concerning improvements on Real Property; any notices of condemnation proceedings or exercise of eminent domain power; any architectural, engineering, soils, environmental or other professional reports concerning Real Property; documents concerning any potential zoning, building or fire code or other violation of Law pertaining to any improvements on Real Property; any title commitments, title reports, title policies and surveys concerning any Real Property; a legal description and, if available, address, for each parcel of Owned Real Property and Leased Real Property. Seller agrees to provide Purchaser with copies of any of the documents or information identified in this Section at Purchaser's request, within five business days following Seller's receipt of a request for copies from Purchaser.

          (c) Purchaser and its representatives will hold in confidence all confidential information obtained from Seller and its Subsidiaries or their respective officers, agents, representatives or employees whether or not relating to the Water Business, in accordance with the provisions of the non-disclosure letters between the Members and Seller (the "Confidentiality
                                                        ---------------
Agreements"); provided however that Purchaser may reasonably disclose such
----------    -------- -------
information as is required in order to comply with applicable law or to finance the transaction as required by Section 6.13. Purchaser shall consult with Seller prior to any such disclosure. The Confidentiality Agreement and all its provisions shall remain in full force and effect following the execution of this Agreement. The parties hereto agree to negotiate the extent to which the Confidentiality Agreements shall stay in effect after the Closing Date.

     6.3  Commercially Reasonable Efforts; Cooperation; No Inconsistent Action
     -------------------------------------------------------------------------

          Subject to the terms and conditions hereof, Seller and Purchaser agree to use commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement and the Transaction Documents and to cause the conditions to each party's obligation to close the transactions contemplated hereby as set forth in
Article VIII to be satisfied, including, without limitation, obtaining all Consents, including licenses, certificates, permits, approvals, clearances, expirations or terminations of applicable waiting periods, authorizations, qualifications and orders, and compliance with any Law or Order of any PUC, Health Agency or other Governmental Authority listed on Schedule 8.1 and to
                                                        ------------
obtain all other Consents described and defined in Section 4.3 or listed on
Schedule 4.3 (it being understood that the failure to obtain any such Consents
------------
shall not cause the condition set forth in Section 8.3(b) to be deemed not to be satisfied but may form the basis for indemnification rights under this Agreement). From time to time after the date hereof, without further consideration, Seller shall, at its own expense, execute and deliver such documents to Purchaser as Purchaser may reasonably request in order more effectively to vest in Purchaser good title to the Purchased Assets. From time to time after the date hereof, Purchaser shall, at its own expense, execute and deliver such documents to Seller as Seller may reasonably request in order to more effectively consummate the sale of the Purchased Assets pursuant to this Agreement.

     6.4  Public Disclosures
     -----------------------

          Except to the extent otherwise required by applicable law and except as permitted under Section 6.2, regulation or legal process or by obligations pursuant to any listing agreement with or rules of any securities exchange, prior to the Closing Date and, with respect to the Hydro Assets, the date of transfer thereof, neither party to this Agreement nor any of their respective Affiliates will issue any press release or make any other public disclosures concerning the transactions contemplated hereby or the contents of this Agreement without consulting with the other party.

     6.5  Access to Records and Personnel
     ------------------------------------

          (a) The parties shall retain the books, records, documents, instruments, accounts, correspondence, writings, evidences of title and other papers relating to the Water Business and the Purchased Assets in their possession (the "Books and Records") for at least seven years following the
                 -----------------
Closing Date or for such longer period as may be required by law or any applicable court order or until the expiration of the relevant representation or warranty under any of the Transaction Documents.

          (b) The parties will allow each other reasonable access to such Books and Records, or copies thereof, and to personnel having knowledge of the whereabouts and/or contents of such Books and Records and other relevant information, for legitimate business reasons, such as the preparation of Tax Returns or the defense of litigation. The disclosing party shall be entitled to recover from the requesting party its out-of-pocket costs (including copying costs) incurred in providing such Books and Records and/or personnel to the other party. The requesting party will hold in confidence all confidential information identified as such by, and obtained from, the disclosing party, any of its officers, agents, representatives or employees, provided, however, that
                                                       --------  -------
information of the type which would be excluded from the confidentiality provisions of the Confidentiality Agreement in accordance with such agreement shall not be deemed to be confidential information for purposes of this Section 6.5.

          (c) Nothing in this Section 6.5 shall require either party to violate any agreement with any third parties regarding the confidentiality of confidential and proprietary information; provided, however, that in the event
                                          --------  ------
that either party is required under this Section 6.5 to disclose any such information, that party shall use all commercially reasonable efforts to seek to obtain such third party's consent to the disclosure of such information.

     6.6  Employee Relations and Benefits
     ------------------------------------

          (a) Seller has made available to Purchaser a summary of all employees related to the Water Business, including data on salaries and years of service, organized according to MPAT and bargaining unit.

          (b) Purchaser shall make a Qualifying Offer of Employment (as defined herein) commencing on the Closing Date to all Assigned MPAT Employees, including those on personal time off, or leave of absence who were employed by Seller on the day immediately preceding such Closing Date. Purchaser shall make a Qualifying Offer of Employment (as defined herein) commencing on the date of recovery from disability to any Assigned MPAT Employee on disability on the Closing Date provided such Employee recovers from disability and is medically determined to be fit to return to work within 18 months after the Closing Date. Those Assigned MPAT Employees who accept such offer of employment from Purchaser and who commence working with Purchaser on such Closing Date shall be referred to herein as "Transferred Management Employees." An offer of employment shall be
              --------------------------------
deemed a "Qualifying Offer of Employment" if (A) the proposed salary
          ------------------------------
compensation is at least 90% of the employee's base salary plus incentive compensation immediately prior to the Closing Date and (B) the proposed principal place of employment is within one hundred (100) miles of the employee's principal place of employment immediately prior to the Closing Date.

          (c) Purchaser shall maintain for a period of at least one year after the Closing Date, without interruption, such employee compensation, welfare and benefit plans, programs, policies and fringe benefits covering Transferred Management Employees that will be of substantially similar value, in the aggregate, as those provided pursuant to those employee compensation, welfare and benefit plans, programs, policies and fringe benefits of the Seller for employees related to the Water Business as in effect immediately prior to the Closing Date. To the extent permissible under the terms of the Benefit Plans of Purchaser and as required by applicable law, the Purchaser shall waive all limitations as to preexisting conditions, exclusions and waiting periods with respect to participation and coverage requirements applicable to the Transferred Management Employees under any Benefit Plans of Purchaser that are welfare benefit plans that such employees may be eligible to participate in after the Closing Date, other than limitations or waiting periods that are already in effect with respect to such employees and that have not been satisfied as of the Closing Date under any welfare benefit plan maintained for the Transferred Management Employees immediately prior to the Closing Date.

          (d) Purchaser and Seller agree to negotiate benefits plans for Transferred Management Employees that, to the extent permitted under Nevada law given Purchaser's status as a public employer and its participation in the Public Employees Retirement System in Nevada, provide in the aggregate for benefits, vesting, service credits, and eligibility that recognizes those Transferred Management Employees' past service with Seller; provided, however that such service with Seller shall not be recognized for purposes of benefit accrual in any Purchaser defined benefit pension plan or of any retiree medical plan. Purchaser shall maintain for a period of at least eighteen (18) months following the Closing Date, the Program Benefits of the Guide to the Water Business Divestiture Severance Program for MPAT Employees.

          (e) Purchaser shall offer employment to begin as of the Closing Date to the Seller's employees ("IBEW 1245 Employees") who are covered by Seller's
                            -------------------
new collective bargaining agreement with Local Union 1245 of the International Brotherhood of Electrical Workers (the "New IBEW Contract"). Purchaser shall
                                        -----------------
assume (as co-signator) Seller's obligations under the New IBEW Contract to the extent permitted under Nevada law given Purchaser's status as a public employer and its participation in the Public Employees Retirement System in Nevada, and in any event shall provide IBEW 1245 employees with compensation, welfare and benefit plans, programs, policies and fringe benefits that will be of substantially similar value in the aggregate to those provided by Seller under the New IBEW Contract. Benefits accrued under such Benefits Plans of Seller and all benefits currently payable as of the Closing Date shall be and shall remain the obligation of the Seller. Any individual covered under any such Benefit Plan of Seller that is a Group Health Plan (as defined in Section 49080B(g)(2) of the Code and Section 607(1) of ERISA) and who is eligible for continued coverage under such Group health Plan as of the Closing Date, shall continue to be covered under Seller's Group Health Plan after Closing pursuant to the provisions of COBRA.

          (f) Purchaser shall not, at any time prior to 60 days after the Closing Date, effectuate a "Plant Closing" or "mass layoff", as those terms are defined in the Worker Adjustment and Retraining Notification Act of 1988 ("WARN"), affecting in whole or in part any site of employment, facility,
  ----
operating unit or employee of Seller, without notifying Seller in advance and without complying with the notice requirements and other provisions of WARN. In addition, Purchaser shall provide a full defense to, and indemnify Seller for any loss, liability, claim, damage or expense (including attorney's fees and other costs of defense) which Seller may incur in connection with, any suit or claim of violation brought against Seller under WARN for any actions taken by Purchaser with regard to any site of employment, facility, operating unit or employee affected by this Agreement.

          (g) Purchaser agrees to provide any required notice under the Consolidated Omnibus Budget Reconciliation Act of 1986, as amended, ("COBRA")
                                                                      -----
and any other applicable law on or after Closing. Purchaser shall indemnify and hold harmless Seller and its affiliates with respect to any liability under COBRA or other applicable law arising from the actions (or inactions) of Purchaser or its affiliates on or after the Closing Date and arising as a result of the transactions contemplated hereby.

          (h) Seller and all of its relevant Subsidiaries will comply with all duties to inform, consult and notify labor organizations prior to Closing and shall indemnify and keep indemnified Purchaser and its Affiliates from and against any costs, claims, charges, liabilities, demands, fines, penalties, compensation awards or expenses incurred by Purchaser or any of its Affiliates which are directly or indirectly attributable to any failure by Seller or any of its Subsidiaries to comply with such duties.

          (i) Purchaser shall indemnify, defend and hold Seller harmless from and against any and all claims, actions, suits, demands, proceedings, losses, expenses, damages, obligations and liabilities (including costs of collection, attorney's fees and other costs of defense) ("Damages") arising out of or
                                              -------
otherwise in respect of the failure of Purchaser to comply with its obligations under this Section 6.6, including any statutory obligations directly related to Purchaser's obligations under this Section 6.6; any suit or claim of violation brought against

Seller under WARN with regard to any site of employment, facility, operating unit or employee affected by this Agreement.

     6.7   Post-Closing Arrangements
           -------------------------

           On the Closing Date, Purchaser shall execute and deliver, and Seller or one or more Affiliates of Seller shall execute and deliver, transition services and shared service agreements (the "Interim Services Agreements")
                                             ---------------------------
pursuant to which Seller or such Affiliates of Seller shall make available to Purchaser the support and administrative services set forth on Schedule 6.7.

     6.8   Non-Competition
     ---------------------

           In order that Purchaser may have and enjoy the full benefit of the Water Business, Seller agrees that for a period of five years from the date hereof, Seller and its Subsidiaries will not, without the express written approval of Purchaser, engage in or otherwise have a material direct or indirect interest in any Competing Business (other than the Retained Businesses). For purposes of this Section 6.8, a business shall be deemed to be a "Competing
                                                                  ---------
Business" if it is principally engaged in supplying or distributing water in the
--------
Reno-Sparks metropolitan area. Notwithstanding the foregoing, neither Seller nor its Subsidiaries shall be precluded from (i) having a passive investment representing less than 25% of the equity of any entity that is engaged in a Competing Business or (ii) acquiring, merging with or entering into any other business combination with a company the primary business of which is not a Competing Business.

     6.9   Jointly Developed Intellectual Property
           ---------------------------------------

           It is understood that with respect to Intellectual Property based on inventions, discoveries, designs or writings made jointly by an employee or employees of the Water Business and an employee or employees of another business owned by Seller, Seller has determined, in the ordinary course of business, whether or not such Intellectual Property relates primarily to the Water Business or to another business owned by Seller. Schedule 4.9 includes all such
                                                 ------------
jointly developed Intellectual Property relating primarily to the Water Business. It is agreed that such determinations are final and binding on Purchaser, and that Purchaser shall have no rights to any other jointly developed Intellectual Property.

     6.10  No Other Representations or Warranties
     --------------------------------------------


           Except for the representations and warranties contained in this Agreement or any document delivered pursuant to this Agreement, Purchaser acknowledges that neither Seller, the other Subsidiaries and Affiliates of Seller nor any other person makes any other express or implied representation or warranty with respect to the Purchased Assets, the Assumed Liabilities or otherwise or with respect to any other information provided to Purchaser, whether on behalf of Seller or such other persons, including as to (a) merchantability or fitness for any particular use or purpose, (b) the use of the Purchased Assets and the operation of the Water Business by Purchaser after the Closing in any manner other than as used and operated by Seller or (c) the probable success or profitability of the ownership, use or operation of the Water Business by

Purchaser after such Closing. Except for the representations and warranties contained in this Agreement or any document delivered pursuant to this Agreement, neither Seller nor any other person will have or be subject to any liability or indemnification obligation to Purchaser or any other person resulting from the distribution to Purchaser, or Purchaser's use of, any such information, including the Information Memorandum prepared by Lehman Brothers Inc. related to the Water Business and any information, document, or material made available to Purchaser in certain "data rooms," management presentations or in any other form in expectation of the transactions contemplated by this Agreement.

     6.11  Insurance Matters
           -----------------

           Purchaser acknowledges that the policies and insurance coverage maintained on behalf of the entities comprising the Water Business are part of the corporate insurance program maintained by Seller (the "Seller Corporate
                                                           ----------------
Policies"), and such coverage will not be available or transferred to Purchaser.
--------
In furtherance and not in limitation of the foregoing, Purchaser agrees not to bring any claim for recovery under any of the Seller Corporate Policies, whether or not such person may be so entitled in accordance with the terms of such Seller Corporate Policies. Notwithstanding the foregoing, to the extent practicable Seller will cooperate with Purchaser to enforce any rights against environmental consultants and assist in obtaining any insurance recoveries under insurance policies of Purchaser relating to Environmental Claims.

     6.12  Use of Seller's Names
           ---------------------

           After the Closing, neither Purchaser nor any of its Affiliates shall use "Sierra Pacific" or "Sierra" or any name or term confusingly similar to "Sierra Pacific" or "Sierra" in any corporate name or in connection with the operation of any business. Notwithstanding the foregoing, Purchaser shall have a period of time (which in no event is to exceed 60 days following the Closing
Date) in which to remove or cover names including the words "Sierra Pacific" or "Sierra" and any trademarks, trade names, servicemarks, trade dress or logos relating to such names from all signs, billboards, advertising materials, telephone listings, labels, stationery, office forms and mastheads acquired in the Purchase; provided, however, that during such period of time such names,
              --------  -------
trademarks, trade names, servicemarks, trade dress and logos shall be used (i) only to the extent necessary to avoid financial hardship and (ii) only to the extent and in the manner that such names, trademarks, trade names, servicemarks, trade dress and logos were used by Seller as of immediately prior to the Closing Date. This Section 6.12 shall not be construed to prohibit Purchaser from using the words "Sierra Pacific" or "Sierra" in connection with the filing of any documents required by any Governmental Authority or to require Purchaser to remove "Sierra", "Sierra Pacific", "SPCo" or any similar name from any manhole cover, meter box or similar metal or plastic piece of property used in the Water Business, except for any transferred inventory of such items. Purchaser shall not install any new items with such a name.

     6.13  Purchaser Financings
           --------------------

           (a) Seller will provide such assistance as Purchaser may reasonably require in connection with the sale by Purchaser of any debt, whether public or private ("Purchaser Debt"), including, without limitation, at the request of
          --------------
Purchaser's managing underwriters, making available in connection with any sale of Purchaser Debt at least one of its senior personnel who is familiar with the operations, finance and legal affairs of Seller and Seller's systems and at least one of its senior personnel who is familiar with the facilities and other property comprising the Water Business to assist Purchaser and its underwriters (i) in their preparation of any official statements, (ii) at the due diligence meetings with the underwriters or their representatives and (iii) at information meetings with potential investors. Such assistance shall be provided at such time and from time to time, and at such places, as shall be reasonably requested by Purchaser's managing underwriters and Purchaser. Purchaser shall use commercially reasonable efforts to market such Purchaser Debt.

          (b) Purchaser shall reimburse Seller for (i) the reasonable out-of pocket expenses of Seller's representatives, in the event the attendance of Seller's representatives at meetings pursuant to this Article shall become extensive, (ii) the reasonable out-of pocket expenses and fees of certified public accountants and experts employed pursuant to paragraph (a) above, which would not otherwise be incurred by Seller and (iii) any other out-of pocket expenses incurred by Seller in performing the duties set forth in paragraph (a) above.

          (c) Seller shall have the right to nominate three potential co-managers, all of whom shall be investment banks with national reputations, and if Seller nominates a slate of co-managers, Purchaser will hire one of such nominees as a co-manager to participate in the financing related to the Purchase and will provide such co-manager with an appropriate level of access to information and a market level of compensation.

          (d) Purchaser shall make every reasonable commercial effort to obtain financing through the issuance of tax-exempt bonds such that Purchaser shall have sufficient funds to pay the Purchase Price in full on and as of the Closing Date, including by approving the financing as and when procedurally required pursuant to the JPA Agreement after the execution of this Agreement and by making every commercially reasonable effort to market such bonds. Purchaser agrees to use the City of Reno as a conduit financing vehicle if Purchaser is unable to finance the transactions contemplated hereby without such support. In the event that Purchaser (or the City of Reno as a financing conduit) has not obtained financing at a weighted average rate not to exceed 7.2% (after giving effect to the cost of any bond insurance) on and as of the Closing Date, Purchaser shall have the right to terminate this Agreement by written notice to Seller and, upon such termination, shall have no further obligations or liabilities hereunder, except those set forth in Section 11.1(b).

          (e) Purchaser shall not permit its Members to exercise their options to become Purveyor Members (as defined in the JPA Agreement) as part of the financing of this transaction.

    6.14  Post-Closing Cooperation
          ------------------------

          (a) After the Closing, Purchaser will use commercially reasonable efforts to perform or effect all filings, notices or other documentary submissions of any kind required by any Governmental Authority in respect of the transactions contemplated by this Agreement, and Seller will provide Purchaser with any assistance reasonably requested by Purchaser in connection therewith.

           (b) At or after the Closing, each of Purchaser and Seller shall grant such easements and rights of way to the other as requested by the other and are reasonably necessary for the operation in a manner consistent with such operations on the date hereof of (i) in the case of Purchaser, the Water Business and (ii) in the case of Seller, Seller's and its Affiliates' businesses other than the Water Business as of the date of this Agreement; provided
                                                                --------
however, in the case of Purchaser, such easements and rights of way shall be
-------
limited to easements and rights of way across the Purchased Assets.

     6.15  Risk of Loss. Seller shall bear the risk of loss to the Purchased
     ------------------
Assets until the Closing. After the Closing Purchaser shall bear the risk of loss. If any material casualty or damage occurs prior to the Closing to the Chalk Bluff or Glendale water treatment plants which renders either of them inoperable for a period in excess of seven (7) days, Purchaser shall have a right to terminate this Agreement. If (i) other damage occurs to the Purchased Assets as a result of a casualty occurring prior to Closing or (ii) a casualty resulting in either of such treatment plants being inoperable as stated above occurs but Purchaser elects not to exercise its right to terminate this Agreement, then Purchaser shall be entitled to a credit against the Purchase Price in the amount of the damage if the amount of the damage is not used to reduce the Net Worth calculation under Section 3.4.

     6.16  Condemnation. If, subsequent to the date of this Agreement but prior
     ------------------
to Closing, Seller is served with a summons or other evidence of an action by a Governmental Authority (other than Purchaser or any of its Affiliates) to condemn any of the Real Property, if such condemnation results in a Seller Material Adverse Effect, Seller shall notify Purchaser immediately and Purchaser shall have the right, at its option, to terminate this Agreement by written notice to Seller. If Purchaser does not elect to terminate this Agreement, then
(i) Purchaser shall have the right to defend such action or negotiate for, claim, contest and receive all damages with respect to the condemnation or taking, and (ii) at Closing, Purchaser shall be assigned all of Seller's rights to any damages or awards payable with respect to the condemnation or taking.

     6.17  Real Property Investigation.
     ---------------------------------

           (a) At least 45 days prior to the Closing, Seller shall deliver to Purchaser an ALTA owner's title insurance policy (1992 form) for the Chalk Bluff and Glendale Water Treatment Plants, and at the closing with respect to the Hydro Assets Seller shall deliver to Purchaser an ALTA owner's title insurance policy (1992 form) for the Owned Real Property included in the Hydro Assets with respect to the Farad, Fleish, Verdi and Washoe Hydro Facilities and (ii) at the Closing with respect to each other parcel of Owned Real Property, a CLTA owner's title insurance policy (1992 form) (collectively, the "Title Commitments") by
                                                       -----------------
First American Title of Nevada or its local agent or such other national title insurance company which is mutually acceptable to the parties (the "Title
                                                                    -----
Company"), together with legible copies of the vesting deed and all documents
-------
identified on the schedules of exceptions. Seller shall pay the cost of the premiums at Closing for ALTA or CLTA, as the case may be, extended coverage title insurance policies insuring Purchaser, or its designee, as owner of each parcel of Owned Real Property, in an amount equal to the fair market value of such parcel. As soon as practicable following the date of this Agreement Seller, at its expense, shall deliver to Purchaser, for each of the Chalk Bluff and Glendale Water Treatment Plants and the Farad, Fleish, Verdi and Washoe

Hydro Facilities a current ALTA survey sufficient to delete the standard survey exceptions in the Title Commitments. For those properties requiring specific easements pursuant to Section 6.14, Seller shall, at Seller's expense, provide additional surveys to describe such easements. The Surveys shall be certified to Purchaser and, if applicable, its designee.

          (b) Throughout the Due Diligence Period, Purchaser and Purchaser's agents and consultants shall have the right to enter into the Real Property to conduct any environmental, soils, mechanical, structural, and other tests, inspections and evaluations of the Real Property, including asbestos sampling, as Purchaser deems necessary to investigate the physical condition of the Real Property, provided that no Phase II or other invasive studies may be done without the prior written consent of Seller. Purchaser agrees to indemnify Seller and to hold Seller and Seller's agents and employees harmless from an against any and all losses, costs, damages, claims, or liabilities, including mechanic's and materialmen's liens and attorneys' fees, to the extent arising out of or in connection with Purchaser's inspection and investigation of the Real Property. Pursuant to this Section 6.17(b) and Section 6.2, Purchaser shall give Seller at least 24 hours' notice by telephone prior to each entry upon Real Property and Seller shall have a right to have a representative present during such entry.

          (c) If Purchaser notifies Seller at any time during the Due Diligence Period of any Lien (other than a Permitted Lien or a Lien set forth in Schedule 4.6(b)) or other matter affecting title to Owned Real Property which prevents access to or which could prevent or materially impede in any way the use or operation of any parcel of Owned Real Property for the purposes for which it currently is used or operated (each a "Title Defect"), Seller will use
                                       ------------
commercially reasonable efforts to (i) remove such Title Defect or (ii) with the consent of Purchaser in its reasonable discretion, cause the Title Company to irrevocably commit to insure over such Title Defect prior to Closing. If Seller is unable to remove a Title Defect that materially and adversely affects the operation of the Water Business, Purchaser and Seller shall enter into a written agreement at Closing obligating Seller to use commercially reasonable efforts to remedy the Title Defect following Closing, on terms satisfactory to Purchaser in its reasonable discretion, and obligating Seller to indemnify Purchaser for such Title Defect subject to the limitations set forth in Sections 10.1(a) and 10.2. The foregoing provisions shall not affect Purchaser's rights under this Agreement if such Title Defect constitutes a Seller Material Adverse Effect.

     6.18  Approval of Fees and Expenses
     -----------------------------------

           Purchaser agrees to use its best efforts to obtain from its Members, within three days after execution of this Agreement, (i) approval of the fees described in Section 11.1(b) and (ii) approval of and agreement to implement reasonable arrangements, including assessments against the Members of Purchaser if necessary, for payment of the Purchaser Expenses incurred through and including the Closing.

     6.19  Tax-Exempt Bonds.
     ----------------------

           Purchaser shall not substantially alter the use of the Purchased Assets so as to cause (a) interest on any of Seller's existing tax-exempt bonds to become includible in the gross income of the Seller for purposes of federal income taxation or (b) the disallowance of any deductions for interest expense payable by Seller to which to which the Seller would otherwise be entitled. Purchaser shall fully cooperate with issuers of Seller's tax-exempt bonds and Seller and its counsel in connection with any audit, investigation or proceeding with respect to the tax-exempt bonds by the Internal Revenue Service or the SEC.

     6.20  Environmental Insurance.
     -----------------------------

           Purchaser shall obtain prior to the Closing, and shall maintain for a period of three years following the Closing, insurance coverage with respect to the Purchased Assets for exposures in respect of Environmental Claims arising from conditions existing or events occurring prior to the Closing, on terms reasonably satisfactory to Seller.

                                  ARTICLE VII

                     PRELIMINARY SETTLEMENT AGREEMENT and
                    DRAFT TRUCKEE RIVER OPERATING AGREEMENT
                    ---------------------------------------

     7.1   Assumption of Obligations
     -------------------------------

           Purchaser shall assume, perform, fulfill and discharge all obligations of Seller under the Preliminary Settlement Agreement, including, without limitation, to enter into negotiations with respect to, and to become a party to, an operating agreement provided for in Section 205 of the Settlement Act which is in substantial conformity with the draft contained in Schedule 7.1.
                                                                   ------------
If such an operating agreement is executed by at least the United States, California, Nevada, the Pyramid Lake Paiute Tribe of Indians and Purchaser, Purchaser shall use its commercially reasonable efforts to satisfy or cause to be satisfied all conditions to the effectiveness of such an operating agreement.

     7.2   Seller's Responsibility Until Closing
           -------------------------------------

           Until the Closing, Seller shall use commercially reasonable efforts to complete a draft operating agreement which is consistent in all material respects with the TROA, shall inform Purchaser of all material developments with respect to negotiation of such agreement and such other information relating thereto as Purchaser may request from time to time, and shall not approve or execute any agreements relating thereto without the prior written consent of Purchaser, which shall not be unreasonably withheld.

                                 ARTICLE VIII

                             CONDITIONS TO CLOSING
                             ---------------------

     8.1   Conditions Precedent to Obligations of Purchaser and Seller
     -----------------------------------------------------------------

           The respective obligations of Purchaser and Seller to consummate and cause the consummation of the transactions contemplated by this Agreement shall be subject to the satisfaction (or waiver by the party for whose benefit such condition exists) at or prior to the Closing Date of each of the following conditions:

          (a) No Injunction, etc. No court or governmental authority in the
              ------------------
United States or any state of the United States shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, non-appealable judgment, decree, injunction or other order which is in effect on the Closing Date which has the effect of prohibiting the Purchase or making the Purchase illegal.

          (b) Regulatory Authorizations and Third Party Consents. All consents
              --------------------------------------------------
or statutorily required indications of no objection of any Governmental Authorities set forth on Schedule 8.1 shall have been obtained on terms reasonably acceptable to Seller or Purchaser, as the case may be.

     8.2   Conditions Precedent to Obligation of Seller
     --------------------------------------------------

           The obligation of Seller to consummate and cause the consummation of the transactions contemplated by this Agreement shall be subject to the satisfaction (or waiver by Seller) at or prior to the Closing Date of each of the following conditions:

           (a) Accuracy of Purchaser's Representations and Warranties. The
               ------------------------------------------------------
representations and warranties of Purchaser contained in this Agreement shall be true and correct on the date of this Agreement and on the Closing Date as though made on such Closing Date, except to the extent such representations and warranties by their terms speak as of an earlier date, in which case they shall be true and correct as of such date, except to the extent that the failure of such representations and warranties to be true and correct would not, individually or in the aggregate, have a Purchaser Material Adverse Effect; and Seller shall have received a certificate signed by an officer of Purchaser to such effect.

          (b) Covenants of Purchaser. Purchaser shall have complied in all
              ----------------------
material respects with all covenants contained in this Agreement to be performed by it prior to the Closing; and Seller shall have received a certificate signed by an officer of Purchaser to such effect.

     8.3  Conditions Precedent to Obligation of Purchaser
     ----------------------------------------------------

          The obligation of Purchaser to consummate and cause the consummation of the transactions contemplated by this Agreement shall be subject to the satisfaction (or waiver by Purchaser) at or prior to the Closing Date of each of the following conditions:

          (a) Accuracy of Seller's Representations and Warranties. The
              ---------------------------------------------------
representations and warranties of Seller contained in this Agreement shall be true and correct on the date of this Agreement and on the Closing Date as though made on such Closing Date, except to the extent such representations and warranties by their terms speak as of an earlier date, in which case they shall be true and correct as of such date, except to the extent that the failure of such representations and warranties to be true and correct would not, individually or in the aggregate, have a Seller Material Adverse Effect; and Purchaser shall have received a certificate signed by an officer of Seller to such effect.

          (b) Covenants of Seller. Seller shall have complied in all material
              -------------------
respects with all covenants contained in this Agreement to be performed by it prior to the Closing including, without limitation, transferring to Purchaser its rights under the Truckee River Agreement; and Purchaser shall have received a certificate signed by an officer of Seller to such effect.


                                  ARTICLE IX

                                    CLOSING

     9.1   Closing Dates
     -------------------

           Unless this Agreement shall have been terminated and the transactions herein shall have been abandoned pursuant to Article XI hereof, the closing of the transactions contemplated by this Agreement (the "Closing") shall take place
                                                      -------
at the offices of Simpson Thacher & Bartlett in New York at 10:00 a.m., New York City time, and in such other places as are necessary to effect the transactions to be consummated at the Closing, on the third Business Day after all of the conditions to the Closing set forth in Article VIII hereof are satisfied or waived, provided that the Closing will be delayed, if necessary to provide Purchaser the opportunity to finalize its financing; provided, that the Closing shall not be delayed for more than 45 days after the conditions set forth in
Section 8.1(b), with respect to the approval of Governmental Authorities, are satisfied, or such other date, time and place as shall be agreed upon by Seller and Purchaser (the actual date and time being herein called the "Closing Date").
                                                                 ------------
Notwithstanding the foregoing, the duty of each party to close the transactions contemplated hereby shall be unconditional upon satisfaction of all the conditions set forth in Article VIII, even if the Closing is postponed as set forth above. In the event that the conditions set forth in Section 8.1(b) have been satisfied except for the consent or approvals in respect of the Hydro Assets, the Closing shall occur with respect to the Non-Hydro Assets only and Seller shall transfer the Hydro Assets on the third Business Day after such consent or approval shall have been obtained.

           Notwithstanding the foregoing, each Closing shall for all purposes be deemed to occur at the close of business in New York City on the Closing Date.

     9.2   Purchaser Obligations
     ---------------------------

           At the Closing, Purchaser shall execute, deliver to Seller and/or file the following in such form and substance (except for clause (a)) as may be indicated in any applicable schedule hereto, or as are reasonably acceptable to
Seller:

           (a)  the Purchase Price as provided in Section 3.2 hereof;

           (b)  the certificate described in Section 8.2(b) hereof;

           (c)  the assignment and conveyance instruments referred to Section
2.3 and such other assignment and conveyance documents as shall be necessary to convey the Purchased Assets and consummate the other transactions contemplated hereby in each jurisdiction; and

           (d) such other documents and instruments as counsel for Purchaser and Seller mutually agree to be reasonably necessary to consummate the transactions described herein.

     9.3   Seller Obligations
     ------------------------

           At the Closing, Seller shall execute, deliver to Purchaser and/or file the following in such form and substance as may be indicated in any applicable schedule hereto, or as are reasonably acceptable to Purchaser:

           (a) the certificate described in Section 8.3(b) hereof;

           (b) such instruments of conveyance with respect to the Purchased Assets and Assumed Liabilities referred to Section 2.3 or as are set forth in
Schedule 9.3 hereto and such other assignment and conveyance documents as shall
------------
be necessary to convey the Purchased Assets and consummate the other transactions contemplated hereby in each jurisdiction; and

           (c) such other documents and instruments as counsel for Purchaser and Seller mutually agree to be reasonably necessary to consummate the transactions described herein.


                                   ARTICLE X

                                INDEMNIFICATION
                                ---------------

     10.1  Indemnification
     ---------------------

           (a) Following the Closing and subject to the terms and conditions of this Article X, Seller shall indemnify, defend and hold harmless Purchaser and its Affiliates and their respective officers, directors, employees, stockholders, assigns and successors (each, a "Purchaser Indemnified Party")
                                               ---------------------------
from and against, and shall reimburse each Purchaser Indemnified Party for, all actual losses (but not lost profits or consequential, punitive, special or indirect damages, except to the extent awarded by a court of competent jurisdiction in respect of a third party claim), damages, liabilities, costs and expenses, including interest, penalties, court costs and reasonable attorneys' fees and expenses, imposed upon or incurred by such Purchaser Indemnified Party ("Purchaser Losses"), with respect to (i) any misrepresentation or breach of
  ----------------
warranty by Seller, (ii) any breach by Seller of any covenant or agreement made by Seller herein, (iii) any Excluded Liabilities or (iv) any failure of Seller to obtain third party consents related to the transfer of the Purchased Assets, it being understood that such Purchaser Losses shall be calculated net of (x) any Tax benefit realized by such Purchaser Indemnified Party as set forth more fully in Section 10.3(b), and (y) any recovery available from any third party, including insurance proceeds (including proceeds from the insurance policy related to environmental exposures that Purchaser has agreed to purchase and maintain pursuant to Section 6.20), and shall not include, (z) any liability reflected on the Closing Date Statement (as adjusted for any Disputed Item(s)). Notwithstanding the inclusion of any liability in the definition of Assumed Liabilities, the Purchaser shall be entitled to enforce its indemnification rights hereunder in respect of any misrepresentation or breach of warranty by Seller regarding such liability, subject to the provisions set forth in this
Article X.

          (b) Following the Closing and subject to the terms and conditions provided in this Article X, Purchaser shall indemnify, defend and hold harmless Seller and its Affiliates and their respective officers, directors, employees, stockholders, assigns and successors (each, a "Seller Indemnified Party") from
                                               ------------------------
and against, and shall reimburse each Seller Indemnified Party for, all actual losses (but not lost profits or consequential, punitive, special or indirect damages, except to the extent awarded by a court of competent jurisdiction in respect of a third party claim), damages, liabilities, costs and expenses, including interest, penalties, court costs and reasonable attorneys' fees and expenses, imposed upon or incurred by such Seller Indemnified Party ("Seller
                                                                      ------
Losses"), with respect to (i) any misrepresentation or breach of warranty by
------
Purchaser, (ii) any breach of any covenant or agreement made by Purchaser herein, (iii) any of the Assumed Liabilities or (iv) the operation of the Water Business following the Closing, it being understood that such Seller Losses shall be calculated net of (x) any Tax benefit realized by any Seller Indemnified Party and (y) any recovery available from any third party, including insurance proceeds.


     10.2  Certain Limitations
     -------------------------

           (a) Notwithstanding anything contained herein to the contrary, the maximum aggregate liability of Seller to all Purchaser Indemnified Parties taken together for all Purchaser Losses under Section 10.1(a) by Purchaser Indemnified Parties shall be limited to a maximum of 33?% of the Purchase Price.

           (b) Notwithstanding anything contained herein to the contrary, Seller shall not be obligated to make any indemnification payment under Sections 10.1(a)(i) or 10.1(a)(iv) unless and until the aggregate Purchaser Losses sustained by Purchaser Indemnified Parties (calculated as specified in Section 10.2(a)) for all claims that meet or exceed $100,000 (the "Minimum Claim
                                                           -------------
Threshold") exceed $5,000,000 (the "Deductible"), and then any indemnification
---------                           ----------
with respect to Purchaser Losses shall be made by Seller only to the extent that such Purchaser Losses meeting the Minimum Claim Threshold exceed the Deductible; provided that once the Deductible is satisfied, indemnification claims meeting the Minimum Claim Threshold shall be made by Seller for the full amount of each such claim.

           (c) Notwithstanding anything contained herein to the contrary, Purchaser shall not be obligated to make any indemnification payment under
Section 10.1(b)(i) unless and until the aggregate Seller Losses sustained by Seller Indemnified Parties (calculated as specified in Section 10.2(a)) for all claims that meet or exceed $100,000 (the "Minimum Claim Threshold") exceed
                                          -----------------------
$5,000,000 (the "Deductible"), and then any indemnification with respect to
                 ----------
Seller Losses shall be made by Purchaser only to the extent that such Seller Losses meeting the Minimum Claim Threshold exceed the Deductible; provided that once the Deductible is satisfied, indemnification claims meeting the Minimum Claim Threshold shall be made by Purchaser for the full amount of each such claim.

           (d) The representations and warranties of Seller contained in this Agreement shall survive for 18 months following the Closing Date or, in the case of the Hydro Assets, for 18 months following the date of transfer of such Hydro Assets; provided, however, that the representations and warranties set forth in Sections 4.6(a), 4.6(c) and 4.11 and the representations and warranties with respect to title contained in 4.6(b) shall survive until the expiration of the statute of limitations relating to the subject matter of such representations and warranties and that the representations and warranties set forth in Section 4.14 shall survive until the third anniversary of the Closing Date.

           (e) The remedies provided for in this Article X constitute the sole and exclusive remedy for claims for Purchaser Losses or Seller Losses caused by or arising out of breach of warranty or inaccurate or erroneous representation. Such claims may be made only pursuant to Article X and only by written notice within the survival period of such representation and warranty provided for in
Section 10.2(d).

           (f) The obligations to indemnify and hold harmless a party hereto pursuant to this Article X shall terminate when the applicable representation and warranty terminates pursuant to Section 10.2(d); provided, however, that
                                                     --------  -------
such obligations to indemnify and hold harmless shall not terminate with respect to any item as to which the person to be indemnified shall have, before the expiration of the applicable period, previously made a claim by delivering a notice (stating in reasonable detail the basis of such claim) to the indemnifying person.

     10.3  Procedures for Third-Party Claims
     ---------------------------------------

           (a) Promptly after the receipt by any Indemnified Party of a notice of any claim, action, suit or proceeding by any third party that may be subject to indemnification hereunder, such Indemnified Party shall give written notice of such claim to the indemnifying party hereunder (the "Indemnifying Party"),
                                                        ------------------
stating the nature and basis of the claim and the amount thereof, to the extent known, along with copies of the relevant documents evidencing the claim and the basis for indemnification sought. Failure of the Indemnified Party to give such notice shall not relieve the Indemnifying Party from liability on account of this indemnification, except if and to the extent that the Indemnifying Party is actually prejudiced thereby. The Indemnifying Party shall have the right to assume the defense of the Indemnified Party against the third party claim. So long as the Indemnifying Party has assumed the defense of the third party claim in accordance herewith and notified the Indemnified Party in writing thereof,
(i) the Indemnified Party may retain separate co-counsel at its sole cost and expense and participate in the defense of the third party claim, it being understood the Indemnifying Party shall pay all costs and expenses of counsel for the Indemnified Party for all periods prior to such time as the Indemnifying Party has notified the Indemnified Party that it has assumed the defense of such third party claim, (ii) the Indemnified Party shall not file any papers or consent to the entry of any judgment or enter into any settlement with respect to the third party claim without prior written consent of the Indemnifying Party (not to be unreasonably withheld or delayed) and (iii) the Indemnifying Party will not consent to the entry of any judgment or enter into any settlement with respect to the third party claim without the prior written consent of the Indemnified Party (not to be unreasonably withheld or delayed). The parties shall use commercially reasonable efforts to minimize Losses from claims by third parties and shall act in good faith in responding to, defending against, settling or otherwise dealing with such claims. The parties shall also cooperate in any such defense and give each other reasonable access to all information relevant thereto. Whether or not the Indemnifying Party shall have assumed the defense, such party shall not be obligated to indemnify the Indemnified Party hereunder for any settlement entered into without the Indemnifying Party's prior written consent, which consent shall not be unreasonably withheld or delayed.

          (b) Treatment of Indemnification Payments. Any payment made pursuant to the indemnification obligations arising under this Agreement shall be treated as an adjustment to the Purchase Price. Any indemnity payment under this Agreement shall be decreased by any amounts actually recovered by the Indemnified Party under insurance policies with respect to such Loss. If the amount of any Loss for which indemnification is provided under this Agreement (an "Indemnity Claim") gives rise to a currently realizable Tax Benefit (as
     ---------------
defined below) to the party making the claim, the indemnity payment shall be reduced by the amount of the Tax Benefit available to the party making the claim. To the extent such Indemnity Claim does not give rise to a currently realizable Tax Benefit to the party making the claim, if the amount with respect to which any Indemnity Claim is made gives rise to a subsequently realized Tax Benefit to the party that made the claim, such party shall refund to the Indemnifying Party the amount of such Tax Benefit when, as and if realized. For purposes of this Section 10.3(b), a "Tax Benefit" means an amount by which the
                                     -----------
Tax liability of the party (or group of corporations including the party) is reduced (including, without limitation, by deduction, reduction of income by virtue of increased tax basis or otherwise, entitlement to refund, credit or otherwise) plus any related interest received from the relevant taxing authority. Where a party has other losses, deductions, credits or items available to it ("Other Tax Items"), the determination of any Tax Benefit shall
                  ---------------
be calculated by utilizing proportionately the Tax Benefits arising from an Indemnity Claim and any Other Tax Items. In the event that there should be a determination disallowing the Tax Benefit, the indemnifying party shall be liable to refund to the Indemnified Party the amount of any related reduction previously allowed or payments previously made to the Indemnifying Party pursuant to this Section 10.3(b).

     10.4  Certain Claims Procedures
     -------------------------------

           The Indemnified Party shall notify the Indemnifying Party promptly of its discovery of any matter giving rise to a claim of indemnity pursuant hereto. The Indemnified Party shall cooperate and assist the Indemnifying Party in determining the validity of any claim for indemnity by the Indemnified Party and in otherwise resolving such matters. Such assistance and cooperation will include providing access to and copies of information, records and documents relating to such matters, furnishing employees to assist in the investigation, defense and resolution of such matters and providing legal and business assistance with respect to such matters.

     10.5  Remedies Exclusive
     ------------------------

           The remedies set forth in this Article X shall be exclusive and in lieu of any other remedies that may be available to the Indemnified Parties under any other agreement or pursuant to any statutory or common law with respect to any Losses of any kind or nature incurred directly or indirectly resulting from or arising out of any of this Agreement, the transactions contemplated hereby, the Water Business, the Purchased Assets, or the Assumed Liabilities.

     10.6  Mitigation
     ----------------

           Purchaser and Seller shall cooperate with each other with respect to resolving any claim or liability with respect to which one party is obligated to indemnify the other party hereunder, including by making commercially reasonable efforts to mitigate or resolve any such claim or liability. In the event that Purchaser and Seller shall fail to make such commercially reasonable efforts to mitigate or resolve any claim or liability, then notwithstanding anything else to the contrary contained herein, the other party shall not be required to indemnify any person for any loss, liability, claim, damage or expense that could reasonably be expected to have been avoided if Purchaser or Seller, as the case may be, had made such efforts.


                                  ARTICLE XI

                                  TERMINATION
                                  -----------

     11.1  Termination Events
     ------------------------

           (a) Without prejudice to other remedies which may be available to the parties by law or under this Agreement, this Agreement may be terminated and the transactions contemplated herein may be abandoned:

               (i)   by mutual consent of the parties hereto;

               (ii) by any party by notice to the other party if the Closing shall not have been consummated by June 30, 2001 (or such later date in order to provide the 45 day financing period referred to in Section 9.1), provided (A) that if all conditions to the Closing other than those set forth in Section 8.1(b) shall have been satisfied, such termination date shall be automatically extended until December 31, 2001 (or such later date in order to provide the 45 day financing period referred to in Section 9.1) and (B) that the right to terminate this Agreement under this clause
     (ii) shall not be available (x) to any party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before such date or (y) in the event that the Closing shall not have occurred as a result of a failure of any representation to be true and correct, the terminating party shall not have the right to terminate this Agreement if such party knew of such breach prior to the date of this Agreement; and

               (iii) by either party, if a final order, decree or ruling enjoining or otherwise prohibiting any of the transactions contemplated by this Agreement has been issued by any federal or state court in the United States (unless such order, decree or ruling has been withdrawn, reversed or otherwise made inapplicable) if the failure to consummate such prohibited transaction (i) could not be remedied in accordance with Section 2.4 and
     (ii) would have a material adverse effect on the business, operations, assets or financial condition of the Water Business taken as a whole, following the Closing Date, provided that the party seeking to terminate this Agreement under this clause (iii) is not then in material breach of this Agreement and provided, further, that the right to terminate this Agreement under this clause (iii) shall not be available to any party who shall not have used commercially reasonable efforts (including in connection with the obligations specified in Section 6.3) to avoid the issuance of such order, decree or ruling.

           (b) If the Closing does not occur due to Purchaser's failure to satisfy the conditions set forth in Sections 8.2(a) or 8.2(b), Purchaser shall pay Seller $7,500,000.

           (c) If the approvals set forth in Section 6.18 is not received within the period set forth in Section 6.18, Seller shall have the right to terminate this Agreement.

     11.2  Effect of Termination
     ---------------------------

           In the event of any termination of this Agreement as provided in
Section 6.13(d) or Section 11.1 above, this Agreement shall forthwith become wholly void and of no further force and effect and there shall be no liability on the part of Purchaser or Seller, except that (a) the obligations of Purchaser and Seller under Sections 6.2(c) (including the survival of the Confidentiality Agreements) and 6.4, Article XI and Section 12.6 of this Agreement shall remain in full force and effect and (ii) such termination shall not relieve either party of any liability for any breach of any representation, warranty, covenant or agreement contained in this Agreement.


                                  ARTICLE XII

                    MISCELLANEOUS AGREEMENTS OF THE PARTIES
                    ---------------------------------------

     12.1  Notices
     -------------

           All communications provided for hereunder shall be in writing and shall be deemed to be given when delivered in person or by private courier with receipt, when telefaxed and received, or seven days after being deposited in the United States mail, first-class, registered or certified, return receipt requested, with postage paid and,

           If to Purchaser:        Truckee Meadows Water Authority
                                   c/o City of Sparks
                                   431 Prater Way
                                   Sparks, Nevada 89432
                                   Attention:  Mr. Bill Isaeff
                                   Fax:  (775) 353-2489

           with a copy to:         Swendseid & Stern
                                   Bank of America Building
                                   50 West Liberty Street, Suite 660
                                   Reno, Nevada 89501
                                   Attention:  John O. Swendseid, Esq.
                                   Fax:  (775) 323-2339

           If to Seller:           Sierra Pacific Power Company
                                   P.O. Box 30150
                                   6100 Neil Road
                                   Reno, Nevada 89511
                                   Attention:  General Counsel
                                   Fax:  (775) 834-4098

           with a copy to:         Simpson Thacher & Bartlett
                                   425 Lexington Avenue
                                   New York, NY  10017
                                   Attention: Alan G. Schwartz
                                   Fax: (212) 455-2502

or to such other address as any such party shall designate by written notice to the other parties hereto.

     12.2  Bulk Transfers
     --------------------

           Purchaser waives compliance with the provisions of all applicable laws relating to bulk transfers in connection with the transfer of the Purchased Assets.

     12.3  Severability
     ------------------

           If any provision of this Agreement shall be declared by any court of competent jurisdiction to be illegal, void or unenforceable, all other provisions of this Agreement shall not be affected and shall remain in full force and effect, and Seller and Purchaser shall negotiate in good faith to replace such illegal, void or unenforceable provision with a provision that corresponds as closely as possible to the intentions of the parties as expressed by such illegal, void or unenforceable provision.

     12.4  Further Assurances; Further Cooperation
     ---------------------------------------------

           Subject to the terms and conditions hereof, each of the parties hereto agrees to use commercially reasonable efforts to execute and deliver, or cause to be executed and delivered, all documents and to take, or cause to be taken, all actions that may be reasonably necessary or appropriate, in the reasonable opinion of counsel for Seller and Purchaser, to effectuate the provisions of this Agreement.

     12.5  Counterparts
     ------------------

           This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. Copies of executed counterparts transmitted by telecopy, telefax or other electronic transmission service shall be considered original executed counterparts for purposes of this Section 12.5, provided that receipt of copies of such counterparts is confirmed.
--------

     12.6  Expenses
     --------------

           Whether or not the Closing occurs, Seller and Purchaser shall each pay their respective expenses (such as legal, investment banker and accounting fees) incurred in connection with this Agreement and the transactions contemplated hereby; provided, however, that if the Seller terminates this Agreement as a result of any term or condition imposed by the PUC relating to the use of proceeds from the transactions contemplated by this Agreement, Seller gshall pay upon demand by Purchaser all of Purchaser's reasonable, documented out-of-pocket expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement up to an aggregate of $5,000,000 (including 50% of staff salaries allocable to the transactions contemplated by this Agreement up to a maximum of $500,000); provided, further, however, that Seller shall not be obligated to pay Purchaser such out-of-pocket expenses unless Purchaser has obtained the approvals described in Section 6.18.

     12.7  Non-Assignability
     -----------------------

           This Agreement shall not be assigned by either party hereto without the prior written consent of the other party, and any attempted assignment, without such consent, shall be null and void; provided, however, that no such
                                              --------  -------
assignment shall release Purchaser from any of its liabilities or obligations hereunder.

     12.8  Amendment; Waiver
     -----------------------

           This Agreement may be amended, supplemented or otherwise modified only by a written instrument executed by the parties hereto. No waiver by either party of any of the provisions hereof shall be effective unless explicitly set forth in writing and executed by the party so waiving. Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants, or agreements contained herein, and in any documents delivered or to be delivered pursuant to this Agreement and in connection with each Closing hereunder. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach.

     12.9  Specific Performance
     --------------------------

           The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement and the Exhibits hereto was not performed in accordance with the terms hereof and that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in addition to any other remedy to which they are entitled at law or in equity.

     12.10 Third Parties
     -------------------

           This Agreement does not create any rights, claims or benefits inuring to any person that is not a party hereto nor create or establish any third party beneficiary hereto.

     12.11 Governing Law
     -------------------

           This Agreement shall be governed by, and construed in accordance with, the laws of the State of Nevada, except for the internal matters of any corporation, partnership or similar entity which shall be governed by the laws of the jurisdictions of incorporation of such corporation, partnership or similar entity.

     12.12 Consent to Jurisdiction; Waiver of Jury Trial
     ---------------------------------------------------

           Each party hereto irrevocably submits to the exclusive jurisdiction of the United States District Court for the District of Nevada, or if such court does not have jurisdiction, the trial courts of the State of Nevada, for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby. Each of the parties hereto, further agrees that service of any process, summons, notice or document by U.S. registered mail to such party's respective address set forth in Section 12.1 shall be effective service of process for any action, suit or proceeding in Nevada with respect to any matters to which it has submitted to jurisdiction as set forth above in the immediately preceding sentence. Each of the parties hereto, irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in (a) the United States District Court for the District of Nevada or (b) the trial courts of the State of Nevada, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. The parties hereto hereby irrevocably and unconditionally waive trial by jury in any legal action or proceeding relating to this Agreement or any other agreement entered into in connection therewith and for any counterclaim with respect thereto.

     12.13 Interpretation; Absence of Presumption
     --------------------------------------------

           (a) This agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted.

           (b) Whenever the words "include", "including" or "includes" appear in this Agreement, they shall be read to be followed by the words "without limitation" or words having similar import.

     12.14 Entire Agreement
     ----------------------

           This Agreement, Annex A, the Schedules, the Exhibits hereto and the Confidentiality Agreement set forth the entire understanding of the parties hereto with respect to the subject matter hereof and there are no agreements, understandings, representations or warranties between the parties or their respective Subsidiaries other than those set forth or referred to herein.

     12.15 Section Headings; Table of Contents
           -----------------------------------

           The section headings contained in this Agreement and the Table of Contents to this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

     12.16 Schedules
     ---------------

           Disclosures included in any schedule to this Agreement shall be considered to be made for purposes of all other schedules to this Agreement referred to in such schedule. Inclusion of any matter or item in any schedule to this Agreement does not imply that such matter or item would, under the provisions of this Agreement, have to be included in any schedule to this Agreement or that such matter or term is otherwise material. For purposes of determining any liability of Seller following Closing for misrepresentation or breach of warranty under this Agreement, unless Purchaser objects as provided in the next succeeding sentence the schedules delivered by Seller on the date of this Agreement shall be deemed to include such other information as may be set forth in any written amendment or supplement to such schedules delivered by Seller to Purchaser and its counsel prior to the Closing (including any supplement to such schedules which adds an additional schedule to, and a corresponding reference thereto in, this Agreement) and identified in writing as an amendment or supplement to the schedules. The Purchaser shall have ten days to object to the amendment or supplement and if Purchaser submits an objection in writing to Sellers, then the amendment or supplement shall not affect Purchaser's rights under Section 8.3(a) or Purchaser's indemnification rights under this Agreement.

     IN WITNESS WHEREOF, the parties have caused this Asset Purchase Agreement to be duly executed as of the date first above written.


                                        SIERRA PACIFIC POWER COMPANY


                                        By:___________________________
                                           Name:
                                           Title:



                                        TRUCKEE MEADOWS WATER AUTHORITY


                                        By:___________________________
                                           Name:
                                           Title:

                                    ANNEX A

         "AAA" has the meaning set forth in Section 3.4(b).
          ---

         "Affiliate" of a person means a person that directly or indirectly,
          ---------
through one or more intermediaries, controls, is controlled by, or is under common control with, the first mentioned person.

         "Agreement" has the meaning set forth in the Recitals to this
          ---------
Agreement.

         "Antitrust Regulations" has the meaning set forth in Section 4.3.
          ---------------------

         "Arbitrator" has the meaning set forth in Section 3.4(b).
          ----------

         "Assigned MPAT Employees" means management, professional,
          -----------------------
administrative and technical employees of Seller who elected to be assigned to the Water Business.

         "Assumed Liabilities" has the meaning set forth in Section 2.2.
          -------------------

         "Balance Sheet Date" has the meaning set forth in Section 4.4.
          ------------------

         "Benefit Plans of Purchaser" has the meaning set forth in Section
          --------------------------
6.6(c).

         "Books and Records" has the meaning set forth in Section 6.5(a).
          -----------------

         "Business Day" means any day other than a Saturday, a Sunday or a day
          ------------
on which banks in New York City are permitted or required by law to close.

         "CERCLA" shall mean the Comprehensive Environmental Response,
          ------
Compensation and Liability Act, 42 U.S.C. ss.ss.9601 et seq., as amended, and all regulations promulgated thereunder, as in effect on the date of this Agreement.

         "Closing" has the meaning set forth in Section 9.1.
          -------

         "Closing Date" has the meaning set forth in Section 9.1.
          ------------

         "Closing Date Assets" means the Purchased Assets on the Closing Date as
          -------------------
determined in a manner consistent with the accounting practices as set forth on the Financial Statements.

         "Closing Date Liabilities" means the Assumed Liabilities as determined
          ------------------------
in a manner consistent with the accounting practices as set forth on the Financial Statements.

         "Closing Date Statement" means the final statement of Closing Date
          ----------------------
Assets and Closing Date Liabilities.

         "COBRA" has the meaning set forth in Section 6.6(g).
          -----

         "Code" means the Internal Revenue Code of 1986, as amended.
          ----

         "commercially reasonable efforts" when used in connection with this
          -------------------------------
Agreement with regard to either party shall mean the reasonable undertakings of a corporate entity engaged in a business similar to the Water Business.

         "Competing Business" has the meaning set forth in Section 6.8.
          ------------------

         "Confidentiality Agreements" has the meaning set forth in Section
          --------------------------
6.2(c).

         "Consent" has the meaning set forth in Section 4.3.
          -------

         "Contracts" has the meaning set forth in Section 4.7(a).
          ---------

         "Conveyed Property" has the meaning set forth in Section 4.6(d).
          -----------------

         "Covered Schedules" has the meaning set forth in Section 4.7(a).
          -----------------

         "D&T" has the meaning set forth in Section 3.4(b).
          ---

         "Damages" has the meaning set forth in Section 6.6(i).
          -------

         "Deductible" has the meaning set forth in Section 10.2(b).
          ----------

         "Deficiency" means the amount, if any, by which the Net Worth Amount is
          ----------
less than the Signing Net Worth Amount.

         "Disclosed Contracts" has the meaning set forth in Section 4.7(a).
          -------------------

         "Disputed Item(s)" has the meaning set forth in Section 3.4(a).
          ----------------

         "dollars" or "$", when used in this Agreement or any other Transaction
          -------      -
Document, means United States dollars unless otherwise stated.

         "Due Diligence Period" has the meaning set forth in Section 6.2(b).
          --------------------

         "Environmental Claims" has the meaning set forth in Section 4.14.
          --------------------

         "Environmental Laws" has the meaning set forth in Section 4.14.
          ------------------

         "ERISA" has the meaning set forth in Section 4.12(a).
          -----

         "Excess" means the amount, if any, by which the Net Worth Amount is
          ------
more than the Signing Net Worth Amount.

         "Excluded Assets" means (a) Seller's corporate books and records of
          ---------------
internal corporate proceedings, tax records, work papers and books and records relating to the Water Business and the Purchased Assets that Seller is required by law to retain as described on Exhibit C, provided, however, that Seller shall provide Purchaser with a copy of all such materials which relate primarily to the Water Business; (b) all cash and cash equivalents, bank deposits and accounts receivable except in the meter installment fund (including receivables relating to earned but unbilled revenues, but excluding amounts due from developers for distribution facilities); (c) all accounting records and internal reports relating to the business activities of Seller, provided, however, that Seller shall provide Purchaser with a copy of all such records and reports which relate primarily to the Water Business and provided, further, however, that any accounting records or internal reports which solely relate to the Water Business and accounting information including customer names, addresses, size of service, etc., needed for billing Water Business Customers shall constitute Purchased Assets; (d) other than the Water Business Intellectual Property, all software, software systems, databases and database systems, to the extent they exist, whether owned, leased or licensed by Seller, which are not used primarily with respect to the Water Business; (e) any prepaid property and casualty or liability insurance policies relating to the Water Business or the Purchased Assets and any rights, claims or chooses in action under such insurance policies; (f) any prepaid income, sales, payroll or other Taxes and any rights to refunds of any Tax payments in respect of the Water Business or the Purchased Assets relating to any period ending on or prior to the Closing Date; provided,
                                                                      --------
that any credit or refund resulting from an overpayment of Taxes shall be prorated based upon the method employed in the definition of Excluded Liabilities; (g) the names "Sierra Pacific Resources," "Sierra Pacific Power Company," "Westpac" and "Sierra Pacific" or any related or similar trade names, trademarks, service marks or logos; (h) electric distribution, substation and communication facilities and related support equipment except as described in
Schedule 4.6; (i) except to the extent specifically required by law, the
------------
personnel records relating to any employees of Seller provided, however, that Seller shall provide Purchaser with a copy of all such records and (j) the items set forth on Exhibit C.

     "Excluded Liabilities" means (a) any liability of Seller for legal,
      --------------------
accounting or broker's fees incurred in connection with the negotiation of this Agreement or the consummation of the transactions contemplated hereby; (b) liabilities in respect of any Taxes for periods or portions thereof ending on or prior to the Closing Date arising out of the Purchased Assets; provided, that
                                                               --------
with respect to any Tax that is imposed on a periodic basis and is payable for a taxable period that begins before and ends after the Closing Date, the portion of such Taxes which is payable for the portion of such taxable period ending on such Closing Date shall be the amount of such Tax for the entire period (or, in the case of such Taxes determined on an arrears basis, the amount of such Tax for the preceding period) multiplied by a fraction, the numerator of which is the number of days in the portion of such taxable period ending on such Closing Date and the denominator of which is the number of days in the entire taxable period; (c) liabilities for accounts payable; (d) compensation expenses related to stay bonuses or any pre-closing employee-related liabilities except as set forth in Section 6.6; or (e) indebtedness for borrowed money or guarantees or other obligations in respect of any other Person.

     "Farad Facility" has the meaning set forth in Section 2.5.
      --------------

     "Financial Statements" has the meaning set forth in Section 4.4(a).
      --------------------

     "GAAP" means generally accepted accounting principles as in effect from
      ----
time to time in the United States, consistently applied.

     "Governmental Authority" has the meaning set forth in Section 4.3.
      ----------------------

     "Hazardous Materials" has the meaning set forth in Section 4.14.
      -------------------

     "Health Agency" has the meaning set forth in Section 4.3.
      -------------

     "Hydro Assets" means the assets comprising the hydroelectric power
      ------------
generating business of Seller including diversion structures, flumes, canals, penstocks, turbine-generators, buildings and land associated with these facilities, and Seller's Water Rights under the 1915 Truckee River General Electric Decree as recognized and confirmed under Claim number 4 of the Orr Ditch Decree and as affected by the Truckee River Agreement and Water Rights Claims, numbers 5 through 9, under the Orr Ditch Decree and Water Rights for hydroelectric generation associated with Donner and Independence Lakes.

     "Hydro Assets Purchase Price" has the meaning set forth in Section 3.2.
      ---------------------------

     "IBEW 1245 Employees" has the meaning set forth in Section 6.6(e).
      -------------------

     "Indemnified Party" means a Purchaser Indemnified Party or a Seller
      -----------------
Indemnified Party, as the case may be.

     "Indemnifying Party" has the meaning set forth in Section 10.3(a).
      ------------------

     "Indemnity Claim" has the meaning set forth in Section 10.3(b).
      ---------------

     "Infringement" has the meaning set forth in Section 4.9.
      ------------

     "Intellectual Property" has the meaning set forth in Section 4.9.
      ---------------------

     "Interim Services Agreement" has the meaning set forth in Section 6.7.
      --------------------------

     "Interim Storage Agreement" means the Interim Water Storage Agreement,
      -------------------------
dated June 29, 1994, among Seller, the Bureau of Reclamation of the Department of the Interior, WCWCD and the Pyramid Lake Tribe.

     "IRS" means the United States Internal Revenue Service.
      ---

     "JPA Agreement" means the Cooperative Agreement, entered into on or
      -------------
about December 15, 2000, among the City of Reno, the City of Sparks and the County of Washoe.

     "the knowledge of" or "the best knowledge of" a party hereto means,
      ----------------      ---------------------
with respect to Seller, the actual knowledge of the individuals listed on Part 1 of Exhibit B hereto, and with respect to Purchaser, the actual knowledge of the individuals listed on Part 2 of Exhibit B hereto.

     "Law" means any. applicable common law and any statute, ordinance, code or
      ---
other law, rule, regulation, order, technical or other written standard, requirement, policy or procedure enacted, adopted, promulgated, applied or followed by any Governmental Authority, including any judgment, writ, order, injunction, award and decree and all judicial decisions applying common law or interpreting any other Law, in each case, as amended.

         "Leased Real Property" has the meaning set forth in Section 4.6(c).
          --------------------

         "Leased Water Rights" has the meaning set forth in Section 4.6(d).
          -------------------

         "Lien" any security interest, security agreement, financing statement
          ----
filed with any Governmental Authority, conditional sale or other title retention agreement, any lease, consignment or bailment given for purposes of security, any mortgage, lien, indenture, pledge, option, claim, charge, encumbrance, adverse interest, constructive trust or other trust, claim, attachment, exception to, defect in or other condition affecting title or other ownership interest (including, but not limited to, reservations, rights of entry, possibilities of reverter, encroachments, protrusions, easements, rights-of-way, rights of first refusal, restrictive covenants, leases and licenses) of any kind, which constitutes an interest in or claim against property, whether arising pursuant to any Law, Contract or otherwise.

         "Losses" means Purchaser Losses or Seller Losses, as the case may be.
          ------

         "Members" has the meaning set forth in Section 5.4.
          -------

         "Minimum Claim Threshold" has the meaning set forth in Section 10.2(b).
          -----------------------

         "NDEP" has the meaning set forth in Schedule 4.14(a).
          ----

         "Net Worth Amount" means the Closing Date Assets less the Closing Date
          ----------------
Liabilities as set forth on the Closing Date Statement.

         "New IBEW Contract" has the meaning set forth in Section 6.6(e).
          -----------------

         "Non-Hydro Assets" means the Purchased Assets other than the Hydro
          ----------------
Assets.

         "Off-Site Location" means any real property other than the Real
          -----------------
Property.

         "Order" means any judgment, rule, writ, injunction, order or decree,
          -----
whether federal, state, local or foreign.

         "Orr Ditch Decree" means the decree, dated January 1, 1944, concerning
          ----------------
certain Water Rights of the Seller as set forth on Schedule 4.6(d).

         "Other Real Property Interests" has the meaning set forth in Section
          -----------------------------
4.6(b).

         "Other Tax Items" has the meaning set forth in 10.3(b).
          ---------------

         "Owned Real Property" has the meaning set forth in Section 4.6(b).
          -------------------

         "Owned Water Rights" has the meaning set forth in Section 4.6(c).
          ------------------

         "Permitted Lien" means any (a) Lien securing Taxes, assessments and
          --------------
governmental charges not yet due and payable, (b) zoning law or ordinance or any similar Law, (c) right reserved to any Governmental Authority to regulate the affected property, (d) as to Owned Real Property and Other Real Property Interests, any Lien not securing indebtedness or arising out of the obligation to pay money that does not individually or in the aggregate interfere with the right or ability to own, use or operate the Owned Real Property or Other Real Property Interests as they are being used or operated or materially diminish the value of such Owned Real Property or Other Real Property Interests, (e) in the case of Owned Real Property and Leased Real Property, any lease or sublease by Seller in favor of a third party that is disclosed in the Schedules to this Agreement, and (f) in the case of Leased Real Property, (i) the rights of any lessor and (ii) any Lien granted by any lessor of Leased Real Property; provided that "Permitted Lien" will not include any Lien securing a debt or claim (other than inchoate materialmen's, mechanics', workmen's, repairmen's or other like Liens arising in the ordinary course of business or any Lien described in clause
(c) or (e) above) or any Lien which could prevent or materially impair the conduct of the Water Business as it is currently being conducted.

         "Person" means an individual, corporation, partnership, association,
          ------
trust, incorporated organization, other entity or group (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934).

         "PR" has the meaning set forth in Section 3.4(b).
          --

         "Preliminary Settlement Agreement" means an agreement entered into
          --------------------------------
between Seller and the Pyramid Lake Paiute Tribe of Indians, May 29, 1989, and ratified by the United States.

         "PUC" has the meaning set forth in Section 4.3.
          ---

         "PUHCA" has the meaning set forth in Schedule 4.3.
          -----

         "Purchase" means the purchase by Purchaser of the Purchased Assets upon
          --------
the terms and subject to the conditions of this Agreement.

         "Purchase Price" has the meaning set forth in Section 3.1.
          --------------

         "Purchase Price Adjustment Amount" has the meaning set forth in Section
          --------------------------------
3.4(c).

         "Purchased Assets" means the assets set forth on Exhibit A and all
          ----------------
other rights and assets owned, leased or used by Seller in the operation of the Water Business, other than the Excluded Assets.

         "Purchaser" has the meaning set forth in the Recitals to this
          ---------
Agreement.

         "Purchaser Debt" has the meaning set forth in Section 6.13(a).
          --------------

         "Purchaser Expenses" has the meaning set forth in Section 5.4.
          ------------------

         "Purchaser Indemnified Party" has the meaning set forth in Section
          ---------------------------
10.1(a).

         "Purchaser Losses" has the meaning set forth in Section 10.1(a).
          ----------------

         "Purchaser Material Adverse Effect" has the meaning set forth in
          ---------------------------------
Section 5.3.

         "Purchaser Plans" has the meaning set forth in Section 6.6(e).
          ---------------

         "Pyramid Lake Tribe" means the Pyramid Lake Paiute Tribe of Indians.
          ------------------

         "Qualifying Offer of Employment" has the meaning set forth in Section
          ------------------------------
6.6(b).

         "Real Property" has the meaning set forth in Section 4.6(b).
          -------------

         "Release" has the meaning set forth in Section 4.14.
          -------

         "Remediation" means an action of any kind to address the Release of
          -----------
Hazardous Materials or the presence of Hazardous Materials at the Purchased Assets or an Off-Site Location, including any or all of the following activities to the extent they relate to or arise from the presence of a Hazardous Material at the Purchased Assets or an Off-Site Location: (i) monitoring, investigation, assessment, treatment, cleanup, containment, removal, mitigation, response or restoration work; (ii) obtaining any permits, consents, approvals or authorizations of any Governmental Authority necessary to conduct any such activity; (iii) preparing and implementing any plans or studies for any such activity; (iv) obtaining written notice from a Governmental Authority with jurisdiction over the Purchased Assets or an Off-Site Location under Environmental Laws that no material additional work is required by such Governmental Authority; (v) the use, implementation, application, installation, operation or maintenance of removal actions on the Purchased Assets or an Off-Site Location, remedial technologies applied to the surface or subsurface soils, excavation and treatment or disposal of soils at an Off-Site Location, systems for long-term treatment of surface water or ground water, engineering controls or institutional controls; and (vi) any other activities reasonably determined by a party to be necessary or appropriate or required under Environmental Laws to address the presence or Release of Hazardous Materials at the Purchased Assets or an Off-Site Location.

         "SEC" means the Securities and Exchange Commission.
          ---

         "Seller" has the meaning set forth in the Recitals to this Agreement.
          ------

         "Seller Corporate Policies" has the meaning set forth in Section 6.11.
          -------------------------

         "Seller Indemnified Party" has the meaning set forth in Section
          ------------------------
10.1(b).

         "Seller Losses" has the meaning set forth in Section 10.1(b).
          -------------

         "Seller Material Adverse Effect" means any effect on the financial
          ------------------------------
condition or results of operations of the Water Business, taken as a whole, that is so severe as to substantially frustrate the benefits of the Purchase to Purchaser, including, without limitation, (a) any material damage to the Chalk Bluff or Glendale water treatment plants which render either plant inoperable for a period in excess of seven (7) days (other than as a result of changes in general economic conditions, or of changes affecting industries in which the Water Business operates) and (b) an uninsurable Title Defect sufficiently material as to deny Purchaser the use of, or an inability to transfer, the Chalk Bluff or Glendale water treatment plants or the Fleish, Verdi or Washoe Hydro Facilities.

         "Seller Plans" has the meaning set forth in Section 4.12(a).
          ------------

         "Settlement Act" means Public Law 101-618.
          --------------

         "Signing Net Worth Amount" means the difference as of September 30,
          ------------------------
2000 between Purchased Assets and Assumed Liabilities (each as determined using GAAP as set forth on Schedule 4.4). Signing Net Worth is approximately $264 million.

         "SPPC" means Sierra Pacific Power Company.
          ----

         "Subsidiary" or "Subsidiaries" of Purchaser, Seller or any other person
          ----------      ------------
means any corporation, partnership or other legal entity of which Purchaser, Seller or such other person, as the case may be (either alone or through or together with any other Subsidiary), owns, directly or indirectly, more than 50% of the stock or other equity interests the holder of which is generally entitled to vote for the election of the board of directors or other governing body of such corporation or other legal entity.

         "Tax" or "Taxes" means all federal, state, local and foreign income,
          ---      -----
profits, franchise, sales, use, occupation, property, ad valorem, transfer, excise, payroll, withholding, employment, estimated and other taxes of any nature, including interest, penalties and other additions to such taxes.

         "Tax Benefit" has the meaning set forth in 10.3(b).
          -----------

         "Tax Return" means any return, declaration, report and information
          ----------
statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

         "1060 Forms" has the meaning set forth in Section 3.3.
          ----------

         "Title Commitments" has the meaning set forth in Section 6.17(a).
          -----------------

         "Title Company" has the meaning set forth in Section 6.17(a).
          -------------

         "Title Defect" has the meaning set forth in Section 6.17(c).
          ------------

         "Transaction Documents" has the meaning set forth in Section 4.2.
          ---------------------

         "Transferred Management Employees" has the meaning set forth in Section
          --------------------------------
6.6(b).

         "TROA" is a proposed agreement among the States of Nevada and
          ----
California, the Pyramid Lake Paiute Tribe of Indians, the United States, Seller and other parties, the current draft of which is in Schedule 7.1.
                                                    ------------

         "Truckee River Agreement" means the agreement, dated June 13, 1935,
          -----------------------
among Seller, the United States, WCWCD, the Truckee Carson Irrigation District et al.

         "Truckee River Corridor" means Seller's real property described under
          ----------------------
such title in Exhibit C hereto.

         "Vacation Policy" has the meaning set forth in Section 6.6(g).
          ---------------

         "WARN" has the meaning set forth in Section 6.6(f).
          ----

         "Water Business" has the meaning set forth in the Recitals hereto.
          --------------

         "Water Business Intellectual Property" has the meaning set forth in
          ------------------------------------
Section 4.9.

         "Water Rights" has the meaning set forth in Section 4.6(c).
          ------------

                                   EXHIBIT A
                                   ---------
                               Purchased Assets
                               ----------------
I.   Fee Owned Properties

-------------------------------------------------------------------------------
  Property                                      APN       -     Area
  --------                                      ---             ----
-------------------------------------------------------------------------------
  Army Air Guard Well                           086-240-07 - 1.0 acres
-------------------------------------------------------------------------------
  Chalk Bluff Treatment Plant                   039-161-18 - 114.37 acres
                                                039-161-29 - 17.76 acres
                                                039-161-30 - 5.77 acres
-------------------------------------------------------------------------------
  Coleman Booster Pump                          002-233-01 - 1.52 acres
-------------------------------------------------------------------------------
  Comstock Drive Water Tank                     003-362-07 - 3.60 acres
-------------------------------------------------------------------------------
  Corbett School Well                           013-333-31 - .098 acres
-------------------------------------------------------------------------------
  Delucchi Lane Well                            025-460-03 - .37 acres
-------------------------------------------------------------------------------
  East 4th Street Well                          008-372-03 - .20 acres
-------------------------------------------------------------------------------
  East Peckham Lane Well                        025-261-34 - 1.19 acres
-------------------------------------------------------------------------------
  Farad Hydro                                   048-030-14 - 28.43 acres
                                                048-060-07 - .5 acres
-------------------------------------------------------------------------------
  Fleish Hydro                                  038-260-16 - 84.44 acres
-------------------------------------------------------------------------------
  Glen Hare Well                                010-051-36 - .18 acres
-------------------------------------------------------------------------------
  Glendale Water Treatment Plant                034-010-27 - .67 acres
  21st Street Well                              034-010-56 - 1.53 acres
  Galletti Well                                 034-010-61 - 30.82 acres
-------------------------------------------------------------------------------
  Greg Street Well                              034-403-05 - .91 acres
-------------------------------------------------------------------------------
  Highland Canal                                [survey in progress]
-------------------------------------------------------------------------------
  Highland Res./Stead Pump House                002-040-09 - .37 acres
-------------------------------------------------------------------------------
  Highland Reservoir                            002-040-11 - 20.55 acres
-------------------------------------------------------------------------------
  Holcomb Lane Well                             044-291-15 - .186 acres
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
  Property                                      APN       -    Area
  --------                                      ---            ----
-------------------------------------------------------------------------------
  Hunter Creek Reservoir                        009-030-05 - 34.30 acres
-------------------------------------------------------------------------------
  Kietzke Lane Well                             012-391-02 - .82 acres
                                                012-391-13 - .40 acres
-------------------------------------------------------------------------------
  Kings Row Tank                                001-510-03 - 2.41 acres
-------------------------------------------------------------------------------
  Lakeridge Tank                                042-313-63 - 1.44 acres
-------------------------------------------------------------------------------
  Lakeside Well                                 042-222-09 - .086 acres
-------------------------------------------------------------------------------
  Longley Lane Pump Station                     164-131-01 - .20 7 acres
-------------------------------------------------------------------------------
  Mogul Water Plant                             038-730-36 - 2.964 acres
-------------------------------------------------------------------------------
  Mogul Water Tanks 1 & 2                       038-720-01 - 3.204 acres
-------------------------------------------------------------------------------
  Moraine Way Pump                              003-272-04 - .189 acres
-------------------------------------------------------------------------------
  Morrill Avenue Well                           008-360-25 - .14 acres
-------------------------------------------------------------------------------
  Northgate Tank #1                             204-010-12 - 1.5 acres
                                                204-171-04 - .066 acres
-------------------------------------------------------------------------------
  Northgate Tank #1 Pump Station                204-173-28 - .791 acres
  (aka Tappan Pump)
-------------------------------------------------------------------------------
  Northgate Tank #2                             038-800-06 - 3.903 acres
-------------------------------------------------------------------------------
  Patriot Well                                  043-020-33 - .49 acres
-------------------------------------------------------------------------------
  Poplar Street Well #1 & #2                    032-275-13 - .32 acres
-------------------------------------------------------------------------------
  Pyramid Highway Water Tank                    028-012-01 - .80 acres
                                                028-012-07 - .70 acres
                                                028-012-09 - .013 acres
-------------------------------------------------------------------------------
  Raleigh Heights Booster Pump                  082-353-17 - .67 acres
-------------------------------------------------------------------------------
  Rattlesnake Mountain -                        022-172-01 - 11.08 acres
  Water Tank
-------------------------------------------------------------------------------
  Reno Highlands Tank                           082-631-04 - 4.591 acres
-------------------------------------------------------------------------------
  Skyline Tank No. 1                            023-061-02 - .94 acres
-------------------------------------------------------------------------------
  Skyline Tank No. 2                            041-241-01 - 2.61 acres
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
  Property                                      APN       -    Area
  --------                                      ---            ----
-------------------------------------------------------------------------------
  Silver Lake Tank                              560-020-03 - 3.77 acres
-------------------------------------------------------------------------------
  Silver Lake North Well                        090-050-47 - 1.0 acres
-------------------------------------------------------------------------------
  Socrates Tank                                 003-620-12 - .94 acres
-------------------------------------------------------------------------------
  South Hills Booster Pump                      044-300-06 - .08 acres
-------------------------------------------------------------------------------
  South Hills Tank (aka Zollezzi Tank)          162-121-03 - 1.538 acres
-------------------------------------------------------------------------------
  South Virginia Street Well                    025-330-09 - .16 acres
-------------------------------------------------------------------------------
  Southwest Terrace Tank                        041-241-04 - 2.0 acres
-------------------------------------------------------------------------------
  Sparks Avenue Well                            032-166-03 - .16 acres
-------------------------------------------------------------------------------
  Stead 1 & 2 Tank                              090-150-02 - 13.523 acres
                                                554-102-20 - .095 acres
                                                554-102-15 - .266 acres
-------------------------------------------------------------------------------
  Stead Well                                    016-045-14 -  .15 acres
-------------------------------------------------------------------------------
  Sullivan Lane Tank                            026-021-41 - 2.70 acres
-------------------------------------------------------------------------------
  Swope Middle School Well                      009-170-93 - .25 acres
-------------------------------------------------------------------------------
  Terminal Way Well                             013-332-15 - .18 acres
-------------------------------------------------------------------------------
  Valley Road Booster Pump                      008-013-25 - .014 acres
-------------------------------------------------------------------------------
  Valley Road Complex/                          004-081-27 - .28 acres
  Vaughn Mill Tank
-------------------------------------------------------------------------------
  Verdi Hydro                                   038-030-08 - 10.70 acres
                                                038-060-29 - 14.64 acres
                                                038-200-03 - 25.14 acres
                                                038-250-03 - 10.92 acres
                                                038-250-04 - 3.76 acres
                                                038-260-09 - 19.22 acres
                                                038-394-07 - 0.23 acres
-------------------------------------------------------------------------------
  View Street Well                              031-302-36 - .24 acres
-------------------------------------------------------------------------------
  Vista Water Tank                              512-010-05 - 6.205 acres
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
  Property                                      APN       -    Area
  --------                                      ---            ----
-------------------------------------------------------------------------------
  Washoe Highland Diversion                     038-112-07 - 3.00 acres
                                                038-112-08 - 1.15 acres
                                                038-111-01 - 18.15 acres
                                                038-112-10 - 0.78 acres
                                                038-430-10 - 13.50 acres
                                                038-430-07 - 0.27 acres
                                                038-430-14 - 0.44 acres
                                                038-430-05 - 3.52 acres
-------------------------------------------------------------------------------
  Washoe Hydro                                  038-182-03 - 6.16 acres
                                                038-140-10 - 11.68 acres
-------------------------------------------------------------------------------
  Water Main in Fee                             027-172-23 - .024 acres
-------------------------------------------------------------------------------
  West 7/th/ Street Tank                        001-271-06 - 2.5 acres
-------------------------------------------------------------------------------

II.  Glendale Water Treatment Facility

All structures and facilities located at the Glendale Water Treatment Plant, and all furniture, telemetry and laboratory equipment and office equipment contained within the facility as well as all PCs and related peripheral equipment for the employees who work at the plant and use the facility as their offices.

III. Water Production Groundwater Facilities

-------------------------------------------------------------------------------------------------------------
       Groundwater Facilities            Number of Facilities (in service)             Maximum Capacity (mgd)
       ----------------------            ---------------------------------             ----------------------
   Normal Production wells                               20                                     36.4
   PCE wells                                             5                                      13.6
   Blended wells                                         3                                       7.2
   Other                                                 1                                       1.0
     Total Ground Wells                                  29                                     57.2
-------------------------------------------------------------------------------------------------------------

IV.   Run of the River Hydroelectric Facilities

------------------ --------- ----------------------- -----------------
                                     Date of
    Facility         Size     Commercial/Operations       Status
------------------ --------- ----------------------- -----------------
                                                       Re-design and
     Farad          2.60 MW           1900             construction
     Fleish         2.25 MW           1905               Operating
     Verdi          2.15 MW           1912               Operating
     Washoe         2.15 MW           1908               Operating
----------------------------------------------------------------------

For each plant included are the weir, flumes, structural forebay and penstocks


V.    Chalk Bluff Water Treatment Facility

All structures and facilities located at the Chalk Bluff Treatment Plant. Also included are all furniture and office equipment contained within the facility as well as all PCs and related peripheral equipment for the employees who work at the plant.

VI.   Water Distribution and Storage Assets

----------------------------------------------------------------------------
Type of Facility                 Number of Facilities       Capacity (Mgal)
----------------                 --------------------       ---------------
Water Storage Tanks                      30                      53.2
Water Storage Reservoirs                  2                      50.0
Booster Pumps                            94                       -
Distribution Mains                   1000 miles                   -
----------------------------------------------------------------------------
Together with all associated water meters, valves, regulators, telemeters, automated control systems and service lines.

VII.  Backflow Prevention Project PCs

All PCs and related peripheral equipment for the Backflow Prevention Project work group

VIII. Intellectual Property

Bailey Control System/Software for Chalk Bluff Operating System SCADA system software (includes Dynac software) - historical data and control routines for Time of Use Pumping, Pump Logic and Meters

H2O-Net Distribution Modeling Software and distribution system models (includes gravity models and pump zone models)

Ground Water Model
Surface Water Transport Model
Water Rights Data Base
Met-one Particle Counting System

Intellution Control Software for Glendale
Truckee River Operations Model

IX.   Water Rights

------------------------------------------------------------------------------------------------------
                                                                                       Face Value of
                       Type of Water Right                                              Water Right
                                                                                           (AF)
------------------------------------------------------------------------------------------------------
The "40 cfs right" allocated to the Water Business in the Orr Ditch Decree as the first 28,959 right on the River except for the Pyramid Lake Tribe's rights which are always made up by Truckee Meadows return flows.
------------------------------------------------------------------------------------------------------
Hunter Creek 13.6 cfs right                                                                9,847
------------------------------------------------------------------------------------------------------
Irrigation Rights deeded to the Company.  Included are the so called "excess water        37,164
rights" which are required to be stored for drought supplies under TROA
------------------------------------------------------------------------------------------------------
Irrigation Rights deeded to local governments for use by the Company for its new          18,601
service commitments
------------------------------------------------------------------------------------------------------
Banked Irrigation Rights deeded to the Company by developers for their future needs.       2,976
------------------------------------------------------------------------------------------------------
Effluent makeup rights                                                                       267
------------------------------------------------------------------------------------------------------
Tributary Creek rights                                                                       366
------------------------------------------------------------------------------------------------------
Independence Lake water rights including 3,000 acre feet of very high priority vested     17,500
water rights. These rights are restored under the interim water storage agreement to augment drought supplies.
------------------------------------------------------------------------------------------------------
Donner Lake undivided one half interest with TCID in 9,500 acre feet of very high          4,750
priority drought supplies.  These rights have certain restrictions which limit the timing of their withdrawal and are restored under the interim water storage agreement to augment drought supplies.
------------------------------------------------------------------------------------------------------
Groundwater permits in the Truckee Meadows are in excess of the amount of water the       47,757
State Engineer presently allows to be pumped.  Recent orders by the State Engineer allow the capped amount of 14,440 to be pumped on a long term average so that 22,000 AF of water can be pumped in a drought year if pumping is cut back during normal years.
-------------------------------------------------------------------------------------------------------
                                       Total Water Rights
-------------------------------------------------------------------------------------------------------

Hydro Assets Water Rights:

Seller's water rights under the 1915 Truckee River General Electric Decree as recognized and confirmed under Claim number 4 of the Orr Ditch Decree and as affected by the Truckee River Agreement and water rights Claims, numbers 5 through 9, under the Orr Ditch Decree and water rights for hydroelectric generation associated with Donner and Independence Lakes.

X.   Other Assets

All cash in meter installment fund in the approximate amount of $1.6 million
  (which is collected and held in escrow for the benefit of the Water Meter Retrofit Program).
All Contracts set forth on Schedule 4.3 and Schedule 4.7.
                           ------------     ------------
All Leases, Licenses and Permits set forth on Schedule 4.6(b).
                                              --------------
All Railroad Permits set forth on Schedule 4.6(b).
                                  --------------
GIS data with respect to the location of all Purchased Assets
All vehicles and equipment with an original cost of $1.8 million on the attached list.
Water Meter Testing Equipment.

                             WATER COMPANY VEHICLES

------------------------------------------------------------------------------------------------------------------------------------
          SPPC
Dept.  Equipment                                                        MJR.                Original   Lease   Monthly  End
  No.     No.            Description         Make   Model      Year     IMP.  4x4   Mileage  Cost     Company   Rate    Date Comment
------------------------------------------------------------------------------------------------------------------------------------
D335  10-2420     1990 DODGE SHADOW 4 DR     Dodge   Shadow     1990           No   93,493 $10,254.00
                  Sedan
------------------------------------------------------------------------------------------------------------------------------------
                  110 GMC Truck w/Welder 85          1 Ton
D335  20-1728     2WD                        GMC     Truck      1985           No  139,119 $28,423.00
------------------------------------------------------------------------------------------------------------------------------------
D335  20-1853     1985 Ford 1 Ton Van        Ford    1 Ton Van  1985           No   93,157 $18,737.00
------------------------------------------------------------------------------------------------------------------------------------

D335  20-2025     1986 1 Ton Van SB DRW 4x4  Ford    1 Ton      1986  Service  Yes  99,672  25,470.00
                                                     Van              Body
------------------------------------------------------------------------------------------------------------------------------------
D367  20-2029     1987 Dodge 1 Ton Van 4x4   Dodge   3/4 Ton    1984           No   72,733 $17,264.00
                                                     Van
------------------------------------------------------------------------------------------------------------------------------------
                  1987 Jeep Cherokee 4 DR            1/2 Ton
D335  20-2065     SUV 4x4                    Jeep    truck 4x4  1987           Yes 177,833 $16,396.00
------------------------------------------------------------------------------------------------------------------------------------
                                                     1 Ton
D335  20-2095     1987 Dodge 1 Ton SB        Dodge   Truck 4x4  1987           No   72,584 $17,449.00
------------------------------------------------------------------------------------------------------------------------------------
                  1987 Jeep Cherokee 4 SUV           1/2 Ton
D335  20-2120     4x4                        Jeep    Truck 4x4  1987           Yes 160,906 $15,802.00
------------------------------------------------------------------------------------------------------------------------------------
D335  20-2216     1988 Jeep Cherokee SUV 4x4 Jeep    Cherokee   1988           Yes 118,992 $16,902.00
------------------------------------------------------------------------------------------------------------------------------------
                  1990 GMC 1 Ton SB 4x4              1 Ton            Service
D336  20-2352     Tommy Liftgate             GMC     Truck      1990  Body     Yes 192,555 $21,490.00
------------------------------------------------------------------------------------------------------------------------------------
                                                     1 Ton            Service
D335  20-2395     1990 GMC 1 Ton S/B 4x4     Dodge   Truck 4x4  1990  Body     Yes  42,183 $21,034.00
------------------------------------------------------------------------------------------------------------------------------------
                  1990 GMC 1 Ton Weld                1 Ton
D335  20-2400     Truck, DRW 4x4             Dodge   Truck 4x4  1990           Yes  57,476 $41,470.00
------------------------------------------------------------------------------------------------------------------------------------
                                                     1/2 Ton
D335  20-2401     1990 Ford1/2Ton P/U        Ford    Truck      1990           No   49,435 $15,207.00
------------------------------------------------------------------------------------------------------------------------------------
                  1991 Jeep Cherokee 4 DR
D335  20-2483     SUV 4x4                    Jeep    Cherokee   1991           Yes 128,152 $20,786.00
------------------------------------------------------------------------------------------------------------------------------------
                                                     3/4 Ton
D335  20-2488     1991 GMC3/4Ton CLB CB 4x4  GMC     Truck 4x4  1991           Yes 136,096 $19,500.00
------------------------------------------------------------------------------------------------------------------------------------
                                                     1 Ton            Service
D335  20-2569     1992 GMC 1 Ton S/B 4x4     GMC     Truck 4x4  1992  Body     Yes  29,823 $17,408.00
------------------------------------------------------------------------------------------------------------------------------------
                                                     1/2 Ton
D335  20-2570     1992 Ford1/2Ton P/U 4x4    Ford    Truck 4x4  1992           Yes  88,895 $20,705.00
------------------------------------------------------------------------------------------------------------------------------------
                  1992 Jeep Cherokee 4 DR
D335  20-2571     SUV 4x4                    Jeep    Cherokee   1992           Yes 102,700 $25,752.00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
          SPPC
Dept.  Equipment                                                MJR.                    Original    Lease   Monthly  End
  No.     No.       Description        Make    Model      Year  IMP.     4x4  Mileage  Cost       Company   Rate    Date
-----------------------------------------------------------------------------------------------------------------------------------
                                               1 Ton            Service
D367 20-2572    1992 GMC 1 Ton S/B     GMC     Truck      1992  Body     No   145,748  $25,083.00
-----------------------------------------------------------------------------------------------------------------------------------
D335 20-2616    1992 Dodge 1/2 Ton P/U Dodge   Dakota     1992           Yes   59,772  $17,155.00
                4x4
-----------------------------------------------------------------------------------------------------------------------------------
                1993 GMC 3/r Ton               3/4 Ton
D336 20-2647L   EXTCABP/U 4x4          GMC     Truck      1993           Yes  106,579  $22,905.66 BLC      190.88   12/31/03
-----------------------------------------------------------------------------------------------------------------------------------
D335 20-2666:   1993 Dodge 1/2 Ton P/U Dodge   Dakota     1993           Yes   88,599  $16,788.20 BLC      139.9    12/31/03
                4x4
-----------------------------------------------------------------------------------------------------------------------------------
D335 20-2667L   1994 Dodge 1/2 Ton P/U Dodge   Dakota     1994           Yes   83,841  $17,016.91 BLC      141.81   12/31/03
                4x4
-----------------------------------------------------------------------------------------------------------------------------------
                1993 Jeep Cherokee 4
D335 20-2677LD  DR SB 4x4              Jeep    Cherokee   1993           Yes   31,324   $19,137.00 BLC     0        12/31/99
-----------------------------------------------------------------------------------------------------------------------------------
                1996 Ford 1 Ton S/B            1 Ton            Service
D336 20-2751    4x4                    Ford    Truck      1996  Body     Yes   99,228   $46,648.00

-----------------------------------------------------------------------------------------------------------------------------------
                                               1 Ton            Service
D367 20-2757    1995 GMC 1 Ton S/B     GMC     Truck      1995  Body     No    89,182   $41,618.00
-----------------------------------------------------------------------------------------------------------------------------------
                1996 Ford 1 T 4x4 SB           1 Ton            Service
D336 20-2785    SRW                    Ford    Truck      1996  Body     Yes  106,632   $40,210.00
-----------------------------------------------------------------------------------------------------------------------------------
                1996 Ford 3/4 Ton              3/4 Ton          Service
D335 20-2818    EXTCAB S/B 4x4         Ford    Truck 4x4  1996  Body     Yes   26,800   $35,000.00
-----------------------------------------------------------------------------------------------------------------------------------
                1996 Ford 3/4 Ton              3/4 Ton          Service
D335 20-2819    EXTCAB S/B 4x4         Ford    Truck 4x4  1996  Body     Yes   21,000   $35,000.00
-----------------------------------------------------------------------------------------------------------------------------------
                1996 Ford 3/4 Ton              3/4 Ton          Service
D335 20-2820    EXTCAB S/B 4x4         Ford    Truck 4x4  1996  Body     Yes   24,920   $35,000.00
-----------------------------------------------------------------------------------------------------------------------------------
                1996 Ford 3/4 Ton              3/4 Ton          Service
D335 20-2821    EXTCAB S/B 4x4         Ford    Truck 4x4  1996  Body     Yes   28,238   $35,000.00
-----------------------------------------------------------------------------------------------------------------------------------
                                               1/2 Ton
D335 20-2824    1997 Ranger 4x4        Ford    Truck      1997           Yes   49,221   $43,507.00
------------------------------------------------------------------------------------------------------------------------------------
                P1999 Ford 1 Ton
                S/B Bw/LFTGTE,                 1 Ton            Service
D336 20-2869L   SNWPLW 4x4             Ford    Truck      1999  Body     Yes   30,455   $42,000.00 Mellon  433.8    5/31/03
------------------------------------------------------------------------------------------------------------------------------------
                P1999 Ford 1 Ton               1 Ton            Service
D336 20-2870L   S/B DRW Bw/LFTGTE 4x4  Ford    Truck      1999  Body     Yes   40,410   $40,000.00 Mellon  439.09   5/30/03
------------------------------------------------------------------------------------------------------------------------------------
                B1999 Ford 1 Ton               1 Ton            Service
D335 20-2928L   S/B 4x4                Ford    Truck 4x4  1999  body     Yes   15,224   $40,000    Mellon  434.73   6/30/03
------------------------------------------------------------------------------------------------------------------------------------
                1998 Ford Explorer 4
D335 20-2929L   DR SUV 4x4             Ford    Explorer   2000           Yes   21,667   $23,973.11 Mellon  415.47   4/30/03
------------------------------------------------------------------------------------------------------------------------------------
                2000 Ford 1                    1 Ton
D335 20-2972L   Ton P/U                GMC     Truck      2000           No    20,359   $25,319.00 Mellon  440.34   8/31/04
------------------------------------------------------------------------------------------------------------------------------------



----------------------------

Dept.
  No.        Comment
----------------------------
D335
----------------------------
D335
----------------------------
D335
----------------------------
D367
----------------------------
             Sierra needs to
D335         purchase
----------------------------
D335
----------------------------
D335
----------------------------
D335
----------------------------
D336
----------------------------
D335
----------------------------
D335
----------------------------
D335
----------------------------
             Plus Service
D335         Body cost
----------------------------
             Plus Service
D335         Body cost
----------------------------
             Plus Service
D335         Body cost
----------------------------
D335
----------------------------
D335
----------------------------


------------------------------------------------------------------------------------------------------------------------------------
          SPPC
Dept.  Equipment                                                     MJR.                Original   Lease   Monthly  End
  No.     No.     Description             Make     Model      Year   IMP.  4x4   Mileage  Cost     Company   Rate    Date    Comment
------------------------------------------------------------------------------------------------------------------------------------
                  2000 Ford 1/2                    1/2 Ton
D335   20-3012L   Ton P/U 4x4             Ford     Truck 4x4  1999          Yes  18,478  $20,420.00 Mellon   395.98   9/30/04
-----------------------------------------------------------------------------------------------------------------------------------
D335   20-3070    1999 Cherokee 4x4  4DR  Jeep     Cherokee   1999          Yes  N/A     $19,964.00
-----------------------------------------------------------------------------------------------------------------------------------
                  1/2 T 4x4 2 DR Full Size         1/2 Ton
D336   21-1733    Utility Vehicle         Ford     Truck      1984          Yes  204,000 $10,895.00
-----------------------------------------------------------------------------------------------------------------------------------
                  1/2 T Intermediate 4x4           1/2T
D335   21-2077    Pickup                  Dodge    Dakota     1987          Yes  N/A     $15,208.00
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    Service
                  1999 Ford FB DRW 4x4             1 Ton            Body
D335   30-2927L   w/Liftmoore Crane       Ford     Truck      1999  w/crane Yes  9,964   $55,488.64 Mellon   516.82   6/30/03
-----------------------------------------------------------------------------------------------------------------------------------
                  2000 Ford 1 Ton WLD TRK          1 Ton            Service
D335   30-3011L   4x4                     Ford     Truck 4x4  2000  Body    Yes  8,930   $58,172.00 Mellon   518.72   8/31/04
-----------------------------------------------------------------------------------------------------------------------------------
                  2000 Ford 1 ton WLD TRK          1 Ton            Service
D335   30-3013L   4x4                     Ford     Truck 4x4  2000  Body    Yes  5,538   $58,483.00 Mellon   518.72   8/31/04
-----------------------------------------------------------------------------------------------------------------------------------
                  2000 Ford F450 4x4 DRW                            Service
D335   30-3076    w/SB w/Crane            Ford     F450 Truck 2000  Body    Yes  1449    $65,742.00
-----------------------------------------------------------------------------------------------------------------------------------
                                                   5 Yd Dump
D335   40-1722    1985 INTL 1654 4x2      INTL     Truck      1985          No   114,170 $38,169.00
-----------------------------------------------------------------------------------------------------------------------------------
                  1990 INTL 4900 4x2 SB                             Service
D336   50-2284    w/CRANE                 INTL     Truck      1990  Body    No   209,816 $55,104.00
-----------------------------------------------------------------------------------------------------------------------------------
                  1990 INTL 2574 6x4 10/YD         10 YD
D335   60-2385    Dump                    INTL     Dump Truck 1990          No   71,851  $88,578.00
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    Boom
D335   60-2693    93 INTL 4x4 Boom Truck  INTL     $4,854     1993  TC4600  Yes  48,920  $141,990.00
-----------------------------------------------------------------------------------------------------------------------------------
D335   70-1843    WATER PUMP TRAILER      Trailer  Pump       1985          N/A  N/A     Unavail.
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 1821
D335   70-2244    FORKLIFT                Clark    Forklift   1988          N/A  HRS     $21,781.00
-----------------------------------------------------------------------------------------------------------------------------------
                                                   250
D335   70-2325    Generator TRLR          Cummings Generator  N/A           N/A  N/A     $21,377.00
-----------------------------------------------------------------------------------------------------------------------------------
                                                   4 Wheel
D335   70-2730    MULE 4x4                Kawasaki ATV        1994          Yes  1202    $9,469.00
-----------------------------------------------------------------------------------------------------------------------------------
                                                   4 Wheel
D335   70-2731    MULE 4x4                Kawasaki ATV        1993          Yes  336     $9,469.00
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 331
D335   70-2732    7000LB Forklift         Clark    Forklift   1987          N/A  HRS     $17,490.00
-----------------------------------------------------------------------------------------------------------------------------------
D336   70-2847    6x6 ATV                 Polaris  ATV        Unk           Yes  266     $7,000.00
-----------------------------------------------------------------------------------------------------------------------------------
D336   71-1863    Welder Trailer          Trailer  Welding    1990          No   115     $9,355.00
-----------------------------------------------------------------------------------------------------------------------------------
                                                   250                           110
D335   71-2324    Generator TRLR          Cummings Generator  1968          N/A  HRS     $11,247.00
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
          SPPC
Dept.  Equipment                                                         MJR.                  Original   Lease   Monthly  End
  No.     No.     Description                Make       Model     Year   IMP.  4x4    Mileage   Cost     Company   Rate    Date
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
D335   80-0990    Trailer, Cargo             Trailer    Utility   1969         N/A    N/A      $337.00
-----------------------------------------------------------------------------------------------------------------------------------
D335   80-1040    Trailer, Tank              Trailer    Tank      1976         N/A    N/A      $893.00
-----------------------------------------------------------------------------------------------------------------------------------
D335   80-2093    Chemical Tank Trailer      Trailer    Chemical  1987         N/A    N/A      $15,649.00
-----------------------------------------------------------------------------------------------------------------------------------
                  Trailer, Utility Service
D335   80-2152    Body                       Trailer    Sign      1987         N/A    N/A      Unavail.
-----------------------------------------------------------------------------------------------------------------------------------
                  900KW Trailer Mounted
D336   80-2252    Generator                  Trailer    Generator 1990         No     N/A      Unavail.
-----------------------------------------------------------------------------------------------------------------------------------
D367   80-2262    Water Meter Test Trailer   Trailer    Trailer   1987         N/A    N/A      $3,724.00
-----------------------------------------------------------------------------------------------------------------------------------
                  Cargo Trailer, Water
D335   80-2789    Meter Project              Trailer    Utility   1996         N/A    N/A      Unavail.
-----------------------------------------------------------------------------------------------------------------------------------
                  Cargo Trailer, Water
D335   80-2798    Meter Project              Trailer    Utility   1996         N/A    N/A      Unavail.
-----------------------------------------------------------------------------------------------------------------------------------
                                                                        Monthly                $851.00 per
D335   92-0002`   98 GMC Jimmy Leased        GMC        SUV       1998  Lease         N/A        mo.
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               $850.00 per
D366   70-2140    FRONT END LOADER           John Deere Loader    1987                           mo.
-----------------------------------------------------------------------------------------------------------------------------------
                  Dodge Extended Cab Dakota                             Monthly                $850.00 per
D335   92-2002    4x4                        Dodge      Truck     2001  Lease  Yes               mo.
-----------------------------------------------------------------------------------------------------------------------------------
                  Dodge Extended Cab Dakota                             Monthly                $850.00 per
D335   92-2003    4x4                        Dodge      Truck     2001  Lease  Yes               mo.
-----------------------------------------------------------------------------------------------------------------------------------
                  Dodge Extended Cab Dakota                             Monthly                850.00 per
D335   92-2004    4x4                        Dodge      Truck     2001  Lease  Yes               mo.
-----------------------------------------------------------------------------------------------------------------------------------
                  Dodge Extended Cab Dakota                             Monthly                850.00 per
D335   92-2005    4x4                        Dodge      Truck     2001  Lease  Yes               mo.
-----------------------------------------------------------------------------------------------------------------------------------
                  Dodge Extended Cab Dakota                             Monthly                850.00 per
D335   92-2006    4x4                        Dodge      Truck     2001  Lease  Yes               mo.
-----------------------------------------------------------------------------------------------------------------------------------


-----------------

Dept.    Comment
 No.
-----------------
-----------------
D335
-----------------
D335
-----------------
D335
-----------------

D335
-----------------

D336
-----------------
D367
-----------------

D335
-----------------

D335
-----------------

D335
-----------------

D366
-----------------

D335
-----------------

D335
-----------------

D335
-----------------

D335
-----------------

D335
-----------------

                                   EXHIBIT B
                                   ----------

Part 1: Knowledge Persons of Seller
        ---------------------------

Jeff Ceccarelli                             President

William Peterson                            Sr. Vice President, General Counsel

Steve Oldman                                Sr. Vice President, Corporate
                                            Development and Strategic Planning

Lori Williams                               Director, Water Production and
                                            Policy

Janet Carson                                Director, Water Policy

Elizabeth Elliot                            Associate General Counsel

Don Rhoden                                  Project Manager, Water Divestiture

Tony Karr                                   Strategic Specialist

Tony Garcia                                 Environmental Engineer

John Erwin                                  Manager, Water Policy, Resources &
                                            Programs

Debbie Kaye                                 Manager, Water Treatment

Paul Miller                                 Manager, Water Quality

Mark Foree                                  Manager, Water System Planning &
                                            Engineering

Peter McAllester                            Manager, Gas & Water Distribution

Jim Neill                                   Manager, Water Distribution,
                                            Hydro/Generation

Marie Stuersel                              HR Partner

Bruce Bullock                               Director, Gas & Water Distribution,
                                            Operation & Maintenance

Kim Mazeres                                 Director, Customer Care


Part 2: Knowledge Persons of Purchaser
        ------------------------------

Jeff Griffin                                Director

David Aiazzi                                Director

Jessica Sferrazza-Hogan                     Director

Tony Armstrong                              Director

Mike Carrigan                               Director

Geno Martini                                Director

Jim Shaw                                    Director

EXHIBIT C
---------
Certain Excluded Assets
-----------------------

Real Property. (The references below reflect the sites of the excluded Real Property.)

----------------------------------------------------------------------------------------------------------------------
LOCATION                               A.P.N.              AREA*          DESCRIPTION
----------------------------------------------------------------------------------------------------------------------
BARRY M. CIRCLE                        005-082-39          0.664 ac       REGULATOR STATION ON WEST SEVENTH STREET
                                                                          SUBSTATION.
----------------------------------------------------------------------------------------------------------------------
CAUGHLIN TANK                          041-243-04          14.85 ac       TANK ON MT. ROSE SUBSTATION.
----------------------------------------------------------------------------------------------------------------------
EL RANCHO WELL                         031-021-02          0.08 ac        WELL ON EL RANCHO SUBSTATION.
----------------------------------------------------------------------------------------------------------------------
HIGH STREET WELL                       012-015-07          11,167 SF      WELL ON HIGH STREET SUBSTATION.
----------------------------------------------------------------------------------------------------------------------
HOLCOMB OBSERVATION WELL               014-134-01          0.42 ac        OBSERVATION WELL ON HOLCOMB SUBSTATION.
----------------------------------------------------------------------------------------------------------------------
PEZZI WELL                             012-317-01          14.31 ac       WELL ON OHM ST. PROPERTY
----------------------------------------------------------------------------------------------------------------------
SUTRO BOOSTER #1                       004-130-52          39,916 S.F.    BOOSTER PUMP ON ALAMEDA SUBSTATION
----------------------------------------------------------------------------------------------------------------------
G.O.B. WELL                            025-460-22          41.66 ac       PROPOSED WELL AT SIERRA PLAZA
----------------------------------------------------------------------------------------------------------------------
MILL ST.                               013-083-18          35,532 SF      WELL ON MILL ST. SUBSTATION
----------------------------------------------------------------------------------------------------------------------
IDLEWILD                               010-051-26          9.41 ac        PUMP ON IDLEWILD FACILITY
----------------------------------------------------------------------------------------------------------------------
WASHOE HYDRO                           038-182-01          5.77 ac.       WASHOE SUBSTATION
----------------------------------------------------------------------------------------------------------------------
INDEPENDENCE LAKE                      016-020-01          439.9          NEVADA COUNTY
----------------------------------------------------------------------------------------------------------------------
INDEPENDENCE LAKE                      016-010-04          Lake           NEVADA COUNTY
----------------------------------------------------------------------------------------------------------------------
INDEPENDENCE LAKE                      016-010-03          40             NEVADA COUNTY
----------------------------------------------------------------------------------------------------------------------
INDEPENDENCE LAKE                      016-020-09          Lake           NEVADA COUNTY
----------------------------------------------------------------------------------------------------------------------
INDEPENDENCE LAKE                      016-010-07          65.85          NEVADA COUNTY
----------------------------------------------------------------------------------------------------------------------
INDEPENDENCE LAKE                      016-010-05          135.33         NEVADA COUNTY
----------------------------------------------------------------------------------------------------------------------
INDEPENDENCE LAKE                      016-010-02          241.73         NEVADA COUNTY
----------------------------------------------------------------------------------------------------------------------
INDEPENDENCE LAKE                      019-050-007         178.5          SIERRA COUNTY
----------------------------------------------------------------------------------------------------------------------
INDEPENDENCE LAKE                      019-060-08          682.36         SIERRA COUNTY
----------------------------------------------------------------------------------------------------------------------
INDEPENDENCE LAKE                      019-060-10          Lake           SIERRA COUNTY
----------------------------------------------------------------------------------------------------------------------
WASHOE HIGHLAND DIVERSION              038-430-11          40.05          DIVERSION FOR HIGHLAND CANAL
----------------------------------------------------------------------------------------------------------------------

*Acreage listed is for the servient estate; easement acreage will be available in the legal description.

Other Real Property:  Truckee River Corridor

-------------------------------------------------------------------------
NAME                      COUNTY            A.P.N.           ACRES
-------------------------------------------------------------------------
TRUCKEE CANYON            NEVADA            048-030-06            641.28
-------------------------------------------------------------------------
TRUCKEE CANYON            NEVADA            048-030-12            224.46
-------------------------------------------------------------------------
TRUCKEE CANYON            NEVADA            048-040-01            276.36
-------------------------------------------------------------------------
TRUCKEE CANYON            NEVADA            048-040-02             38.68
-------------------------------------------------------------------------
TRUCKEE CANYON            NEVADA            048-040-09              3.64
-------------------------------------------------------------------------
TRUCKEE CANYON            NEVADA            048-050-01              3.97
-------------------------------------------------------------------------
TRUCKEE CANYON            NEVADA            048-050-09             51.49
-------------------------------------------------------------------------
TRUCKEE CANYON            NEVADA            048-050-10             37.63
-------------------------------------------------------------------------
TRUCKEE CANYON            NEVADA            048-050-11              5.96
-------------------------------------------------------------------------
TRUCKEE CANYON            NEVADA            048-050-13             57.42
-------------------------------------------------------------------------
TRUCKEE CANYON            NEVADA            048-060-06               353
-------------------------------------------------------------------------
TRUCKEE CANYON            NEVADA            048-130-13             33.32
-------------------------------------------------------------------------
TRUCKEE CANYON            NEVADA            048-130-02               146
-------------------------------------------------------------------------
TRUCKEE CANYON            SIERRA            023-060-08               640
-------------------------------------------------------------------------
TRUCKEE CANYON            SIERRA            023-060-11              70.3
-------------------------------------------------------------------------
TRUCKEE CANYON            SIERRA            023-110-08              19.5
-------------------------------------------------------------------------
TRUCKEE CANYON            SIERRA            023-110-09            161.21
-------------------------------------------------------------------------
TRUCKEE CANYON            SIERRA            023-120-05             135.8
-------------------------------------------------------------------------
TRUCKEE CANYON            SIERRA            023-120-06             12.89
-------------------------------------------------------------------------
TRUCKEE CANYON            SIERRA            023-120-07            131.11
-------------------------------------------------------------------------
TRUCKEE CANYON            SIERRA            023-120-08              52.6
-------------------------------------------------------------------------
TRUCKEE CANYON            SIERRA            023-120-11               4.5
-------------------------------------------------------------------------
TRUCKEE CANYON            SIERRA            023-120-15                 5
-------------------------------------------------------------------------
TRUCKEE CANYON            SIERRA            023-120-01             326.1
-------------------------------------------------------------------------
TRUCKEE CANYON            WASHOE            038-270-10               120
-------------------------------------------------------------------------
TRUCKEE CANYON            WASHOE            038-270-11             93.83
-------------------------------------------------------------------------
TRUCKEE CANYON            WASHOE            038-190-18                40
-------------------------------------------------------------------------
TRUCKEE CANYON            WASHOE            048-010-06             27.22
-------------------------------------------------------------------------
TRUCKEE CANYON            NEVADA            048-030-13             55.21
-------------------------------------------------------------------------
                                                                3,768.48
-------------------------------------------------------------------------


Customer Information System (CIS)

Proprietary Facility Design and Mapping Software

Hi Band 800 MHZ frequency and Radio Equipment

Telephone System Leased Centrex Lines and Equipment

Office Space at 6100 Niel Road, Reno, NV 89511

Office Space at 1 Ohm Place, Reno, NV 89502

Office Space at 11 Ohm Place, Reno, NV 89502

Warehouse/Material Storage Space at 11 Ohm, Reno, NV 89502